EXHIBIT 3.10(a)

STATEMENT OF CHANGE OF REGISTERED OFFICE

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation is L. J. Melody & Company.

2.	The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is One Riverway, Suite 1850, Houston, Texas 77056.

3.	The address, including street and number, to which its registered office to be changed is 5847 San Felipe, Suite 4400, Houston, Texas 77057.

4.	The address of its registered office and the address of the business office of its registered agent will be identical.

5.	Such change was authorized by its Board of Directors.

/s/ L J Melody
President

THE STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

Before me, a Notary Public, on this day personally appeared Lawrence J Melody, known to me to be the person whose name is subscribed to the foregoing document and, being by me first fully sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 17th day of August 1987.

BETSY B HINES
Notary Public, State of Texas
Commission Expires 6-7-89	/s/ Betsy B. Hines
My commission expires:	Notary Public

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned CB Commercial Mortgage Company, Inc., a California corporation (“Merging Corporation”), and L.J. Melody & Company, a Texas corporation and a wholly-owned subsidiary of Merging Corporation (“Surviving Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its wholly-owned subsidiary:

1. The total outstanding capital stock of Surviving Corporation consists of 1,042.258 shares of Common Stock, all of which is owned by Merging Corporation, its parent;

2. A copy of the resolution of the Board of Directors of Merging Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of July 3, 1996;

3. The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B;

4. Pursuant to Article 5.16A(b) of the Act, no approval of the sole shareholder of Surviving Corporation (which shareholder is Merging Corporation) is required;

5. The total outstanding capital stock of Merging Corporation consists of one class of Common Stock, 10 shares of which are issued and outstanding and all of which shares voted in favor of the Plan of Merger; and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of California and by its constituent documents.

Dated: July 3, 1996

CB COMMERCIAL MORTGAGE COMPANY, INC.

By	/s/ David A. Davidson
Name	David A. Davidson
Title	Vice President

EXHIBIT A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

CB COMMERCIAL MORTGAGE COMPANY, INC.

Pursuant to the California Corporations Code, we, the undersigned, being all of the directors of CB Commercial Mortgage Company, Inc, a California corporation, do hereby unanimously consent in writing to the following resolutions

WHEREAS, it is in the best interests of this corporation to merge with L J Melody & Company, a Texas corporation (“Surviving Corporation”), so that Surviving Corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger in substantially the form attached hereto as Exhibit A (the Plan of Merger”) providing for the merger of this corporation with and into Surviving Corporation, with Surviving Corporation as the surviving corporation, and the terms and conditions set forth therein be and they hereby are approved;

RESOLVED FURTHER, that this corporation seek the approval of the Plan of Merger and the terms and conditions therein from the shareholder of this corporation,

RESOLVED FURTHER, that this board of directors recommend that the shareholder of this Corporation approve the Plan of Merger,

RESOLVED FURTHER, that the Chairman of the Board, the President or any Vice President, together with the Secretary or any Assistant Secretary, be and they hereby are authorized and directed to execute, acknowledge and deliver, as appropriate, the Plan of Merger and the Articles of Merger evidencing the approval of the Plan of Merger;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments and do such other acts in the name and on behalf of this corporation as may be necessary or proper to perform fully the terms and conditions of the Plan of Merger; and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one consent.

Dated as of July 3, 1996

/s/ James J. Didion
James J. Didion

/s/ Richard C. Clotfelter
Richard C. Clotfelter

/s/ David A. Davidson
David A. Davidson

EXHIBIT B

PLAN OF MERGER

This PLAN OF MERGER is entered into as of July 3, 1996 between CB Commercial Mortgage Company, Inc., a California corporation (“Merging Corporation”), and L J Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation

2. Each outstanding share of Merging Corporation shall be converted to one share of Surviving Corporation.

3. The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A

4. The shares of Surviving Corporation outstanding immediately prior to the merger shall be canceled

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law

7. The Surviving Corporation shall assume all the liabilities of the Merging Corporation

EXHIBIT A: TO PLAN OF MERGER

The undersigned, as Secretary of State of the State of Texas, HEREBY CERTIFIES that the attached is a true and correct copy of the following described instruments on file in this office:

L. J. MELODY & COMPANY

CHARTER NO. 424507

ARTICLES OF INCORPORATION	JANUARY 13, 1978
ARTICLES OF AMENDMENT	JULY 12, 1979
STATEMENT ESTABLISHING SERIES OF SHARES	JULY 20, 1979
CHANGE OF REGISTERED OFFICE AND/OR AGENT	JUNE 1, 1983
CHANGE OF REGISTERED OFFICE AND/OR AGENT	AUGUST 24, 1987

IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, on June 28, 1996.

/s/ Antonio O. Garza, Jr.
Antonio O. Garza, Jr.
Secretary of State	DAE

JAN 13 1978

ARTICLES OF INCORPORATION

OF

L. J. MELODY & COMPANY

The undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE ONE

The name of the corporation is L. J. Melody & Company.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purpose for which the corporation is organized is the transaction of all lawful business for which corporations may be organized under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is Three Thousand (3,000) shares of common stock of the par value of One Hundred Dollars ($100) each.

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

ARTICLE SIX

The street address of its initial registered office is 1717 St. James Place, Suite 430, Houston, Texas 77056 and the name of its initial registered agent at such address is Lawrence J. Melody.

ARTICLE SEVEN

(1) The number of directors of the corporation shall be fixed by, or in the manner provided in, the By-Laws. The number constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are:

Name	Address
Lawrence J. Melody	1717 St. James Place, Suite 430 Houston, Texas 77056

John M. Bradley	1717 St. James Place, Suite 430 Houston, Texas 77056

Peter M. Ramme	1717 St. James Place, Suite 430 Houston, Texas 77056

(2) The corporation may enter into contracts or transact business with one or more of its directors or officers, or with any corporation, firm or association in which any of its directors or officers are stockholders, directors, officers, members, employees or otherwise interested; and no such contract or other transaction shall be void or voidable or otherwise affected by reason of such directorship or office in the corporation or such interest in such other firm, corporation or association, notwithstanding that a director or directors having such interest are present and counted in determining the existence of a quorum at a meeting of the Board of Directors of the corporation which acts upon or in reference to such contract or transaction, and notwithstanding that the vote of such director or directors shall have been necessary to authorize, approve, ratify, or otherwise obligate the corporation upon such contract or transaction, provided that the fact of such interest shall be disclosed or otherwise known to the Board of Directors, or a majority thereof at the meeting of the Board of Directors which acts upon or in reference to such contract or transaction; nor shall any director or officer be liable to account to this corporation for any profits realized by or from or through any such transaction or contract of the corporation by reason of such directorship, office or interest.

ARTICLE EIGHT

The name of the incorporator is Perry M. Reaves and his address is 3000 One Shell Plaza, Houston, Texas.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of January, 1978.

/s/ Perry M. Reaves
Perry M. Reaves

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Alice D. Roberts, a notary public, do hereby certify that on the 12th day of January, 1978, personally appeared before me, Perry M. Reaves, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

/s/ Alice D. Roberts
Notary Public in and for
Harris County, T E X A S

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is L. J. Melody & Company.

ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on July 11, 1979:

Article Four of the Articles of Incorporation is amended by deleting said Article Four in its entirely and inserting in lieu thereof the following:

ARTICLE FOUR

The total number of shares of all classes of stock which the corporation shall have authority to issue is Four Thousand (4,000) shares, of which One Thousand (1,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Preferred Stock” and Three Thousand (3,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Common Stock”.

(1) Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

(2) Each series of Preferred Stock

(a) may have such number of shares;

(b) may have such voting powers, full or limited, or may be without voting powers;

(c) may be subject to redemption at such time or times and at such prices;

(d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation;

(f) may be made convertible into, or exchangeable for, shares of any other class or classes (except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation) or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange, and with such adjustments;

(g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of any outstanding stock of the corporation; and

(i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

all as shall be determined by the Board of Directors and stated in the resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

(3) Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part or a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of the amendments set forth in Article Two hereof was 1,350.

ARTICLE FOUR. The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting the amendments set forth in Article Two hereof.

ARTICLE FIVE. The stated capital of the corporation shall not be changed by reason of the amendments set forth in Article Two hereof.

Dated July 11, 1979

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody,
President

And	/s/ John M. Bradley
John M. Bradley,
Secretary

Sworn to July 11, 1979

/s/ Sharon G. Lloyd
Notary Public
Harris County, Texas

My commission expires
SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires. 1-16-81

[Notarial Seal]
1/T

STATEMENT OF

RESOLUTION ESTABLISHING SERIES OF SHARES

To the Secretary of State

    of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

I. The name of the corporation is L. J. Melody & Company.

II. The following resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on July 12, 1979:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights.

Dated July 12, 1979.

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody
President

By	/s/ John M. Bradley
John M. Bradley
Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, SHARON G. LLOYD, a notary public, do hereby certify that on this 12th day of July, 1979, personally appeared before me Lawrence J. Melody, who being by me first duly sworn, declared that he is the president of L. J. Melody & Company, that he signed the foregoing document as president of the corporation, and that the statements therein contained are true.

My Commission expires
, 19 .

[Notarial Seal]	/s/ Sharon G. Lloyd
Notary Public in and for
Harris County, Texas

SHARON G. LLOYD
Notary Public in and for Harris, County, Texas
My Commission Expires. 1-16-81

L. J. MELODY & COMPANY

UNANIMOUS CONSENT OF BOARD

OF DIRECTORS

WHEREAS, paragraph B of Article 9.10 of the Texas Business Corporation Act provides that, unless otherwise restricted by the articles of incorporation or bylaws of a corporation organized and existing under the laws of the State of Texas, any action required or permitted to be taken at any meeting of the board of directors of such corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors;

NOW THEREFORE, we, the undersigned, constituting all of the members of the board of directors of L. J. Melody & Company, a Texas corporation (“corporation”) do hereby adopt the following resolutions by our unanimous consent in writing on the date hereof, and hereby direct that such shall be filed with the minutes of the proceedings of such board of directors:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights; and further

RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of the corporation be and they hereby are authorized and directed to execute a statement in substantially the form submitted with these resolutions and bearing the caption “STATEMENT OF RESOLUTION ESTABLISHING SERIES OF SHARES” dated July 12, 1979 and such statement, verified by one of the officers signing the same, be delivered in duplicate to the Secretary of State of the State of Texas, pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act; and further

RESOLVED, that the consideration for shares of 8% Preferred Stock be and it hereby is fixed at $100.00 per share and that, subsequent to the filing of the statement described in the foregoing resolution as set forth therein, 160 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to Lawrence J. Melody in return for $16,000.00, the receipt of which is hereby acknowledged, and that 40 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to John M. Bradley in return for $4,000.00, the receipt of which is hereby acknowledged, and that the proper officers of the corporation be and they hereby are authorized and directed to issue to such persons respectively certificates representing such 160 and 40 shares of 8% Preferred Stock, par value $100.00 per share, of the corporation, such shares when so issued to be fully paid and nonassessable.

IN WITNESS WHEREOF, we have hereunto set our hands this 12th day of July, 1979.

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ John M. Bradley
John M. Bradley

STATEMENT OF CHANGE OF REGISTERED

OFFICE OR REGISTERED AGENT OR BOTH

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation	L. J. Melody & Company

2.	The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the
	State of Texas prior to filing this statement is	1717 St. James Place Suite 430 Houston, Texas 77056

3.	The address, including street and number, to which its registered office is to be changed is	One Riverway, Suite 1850 Houston,
Texas 77056
(Give new address of state “no change”)

4.	The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this
	statement is	Lawrence J. Melody

5.	The name of its new registered agent is
NO CHANGE
(Give new name or state “no change”)

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	Such change was authorized by its board of directors.

/s/ W. D. Murphy
President or Vice President

Sworn to	May 23, 1983
(date)

/s/ Anita Craig
Notary Public

Harris County, Texas

ANITA CRAIG Notary Public, State of Texas My Commission Expires August 24, 1985

STATEMENT OF CHANGE OF REGISTERED OFFICE

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation is L. J. Melody & Company.

2.	The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is One Riverway, Suite 1850, Houston, Texas 77056.

3.	The address, including street and number, to which its registered office to be changed is 5847 San Felipe, Suite 4400, Houston, Texas 77057.

4.	The address of its registered office and the address of the business office of its registered agent will be identical.

5.	Such change was authorized by its Board of Directors.

/s/ L J Melody
President

THE STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

Before me, a notary Public, on this day personally appeared Lawrence J Melody, known to me to be the person whose name is subscribed to the foregoing document and, being by me first fully sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 17th day of August 1987.

BETSY B HINES
Notary Public, State of Texas
Commission Expires 6-7-89	/s/ Betsy B. Hines
My commission expires:	Notary Public

CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, John Sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

CB COMMERCIAL MORGAGE COMPANY INC

is, as of this date, in good standing with this office for the purpose of dissolution under Article 6.01 of the Texas Business Corporation Act, merger, or withdrawal of an out-of-state corporation, having filed the required franchise tax reports and paid the franchise tax computed to be due thereunder through MAY 15, 1997

This certificate is not valid for the purpose of dissolution under Article 6.06 of the Texas Business Corporation Act or withdrawal of a limited liability company.

GIVEN UNDER MY HAND AND

SEAL OF OFFICE in the City of

Austin, this 9TH day of

JULY, 1996 A.D.

/s/ JOHN SHARP
JOHN SHARP
Comptroller of Public Accounts

Charter/C.O.A number. 000975144-6

Form 05-329 (Rev 9-93/8)

ARTICLES OF INCORPORATION

OF

L. J. MELODY & COMPANY

The undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE ONE

The name of the corporation is L. J. Melody & Company.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purpose for which the corporation is organized is the transaction of all lawful business for which corporations may be organized under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is Three Thousand (3,000) shares of common stock of the par value of One Hundred Dollars ($100) each.

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

ARTICLE SIX

The street address of its initial registered office is 1717 St . James Place, Suite 430, Houston, Texas 77056 and the name of its initial registered agent at such address is Lawrence J. Melody.

ARTICLE SEVEN

(1) The number of directors of the corporation shall be fixed by, or in the manner provided in, the By-Laws. The number constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are:

Name	Address

Lawrence J. Melody	1717 St. James Place, Suite 430 Houston, Texas 77056

John M. Bradley	1717 St. James Place, Suite 430 Houston, Texas 77056

Peter M. Ramme	1717 St. James Place, Suite 430 Houston, Texas 77056

(2) The corporation may enter into contracts or transact business with one or more of its directors or officers, or with any corporation, firm or association in which any of its directors or officers are stockholders, directors, officers, members, employees or otherwise interested; and no such contract or other transaction shall be void or voidable or otherwise affected by reason of such directorship or office in the corporation or such interest in such other firm, corporation or association, notwithstanding that a director or directors having such interest are present and counted in determining the existence of a quorum at a meeting of the Board of Directors of the corporation which acts upon or in reference to such contract or transaction, and notwithstanding that the vote of such director or directors shall have been necessary to authorize, approve, ratify, or otherwise obligate the corporation upon such contract or transaction, provided that the fact of such interest shall be disclosed or otherwise known to the Board of Directors, or a majority thereof at the meeting of the Board of Directors which acts upon or in reference to such contract or transaction; nor shall any director or officer be liable to account to this corporation for any profits realized by or from or through any such transaction or contract of the corporation by reason of such directorship, office or interest.

ARTICLE EIGHT

The name of the incorporator is Perry M. Reaves and his address is 3000 One Shell Plaza, Houston, Texas.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of January, 1978.

/s/ Perry M. Reaves
Perry M. Reaves

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Alice D. Roberts, a notary public, do hereby certify that on the 12th day of January, 1978, personally appeared before me, Perry M. Reaves, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

/s/ Alice D. Roberts
Notary Public in and for Harris County, TEXAS

ARTICLES OF MERGER OF

DOMESTIC CORPORATIONS

Pursuant to Article 5 16 of the Texas Business Corporation Act (the “Act”), the undersigned L J. Melody & Company, a Texas corporation (“Surviving Corporation”) and L.J. Melody & Company of California, a Texas corporation and a wholly-owned subsidiary of Surviving Corporation (“Merging Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation.

1 The total outstanding capital stock of Merging Corporation consists of 991 425 shares of Common Stock, all of which is owned by Surviving Corporation, its parent;

2 A copy of the resolution of the Board of Directors of Surviving Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of December 20,1996;

3 Pursuant to Article 5 16A(a) of the Act, no Plan of Merger is required,

4 Pursuant to Article 5.16A(a) of the Act no approval of the sole shareholder of Merging Corporation (which shareholder is Surviving Corporation) is required

5 The total outstanding capital stock of Surviving Corporation consists of one class of Common Stock, 10 shares of which are issued and outstanding and all of which shares voted in favor of the Merger, and

Dated. December 23, 1996

L.J. MELODY & COMPANY

By	/s/ Walter V. Stafford
Name	Walter V. Stafford
Title	Vice President

Exhibit A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

L.J. MELODY & COMPANY

Pursuant to the Texas Business Corporation Act, we, the undersigned, being all of the directors (the “Board”) of L.J. Melody & Company, a Texas corporation, hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with L.J. Melody & Company of California, a Texas corporation (“Merging Corporation”), so that this corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Merger in substantially the form previously distributed to the Board (the “Articles of Merger”), providing for the merger of Merging Corporation with and into this corporation, with this corporation as the surviving corporation, be and they hereby are approved;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments, including without limitation the Articles of Merger, and do such other acts in the name and on behalf of this corporation as may be necessary or proper to merge Merging Corporation into this corporation, and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one consent

Dated as of December 20, 1996.

/s/ James J. Didion
James J. Didion

/s/ Walter V. Stafford
Walter V. Stafford

/s/ Lawrence J. Melody
Lawrence J. Melody

RB/2H17

CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, John Sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

L J MELODY & COMPANY OF CALIFORNIA

is, as of this date, in good standing with this office for the purpose of dissolution under Article 6.01 of the Texas Business Corporation Act, merger, or withdrawal of an out-of-state corporation, having filed the required franchise tax reports and paid the franchise tax computed to be due thereunder through DECEMBER 31, 1996

This certificate is not valid for the purpose of dissolution under Article 6.06 of the Texas Business Corporation Act or withdrawal of a limited liability company.

GIVEN UNDER MY HAND AND

SEAL OF OFFICE in the City of

Austin, this 23RD day of

DECEMBER, 1996 A.D.

/s/ JOHN SHARP
JOHN SHARP
Comptroller of Public Accounts

Charter/C.O.A. number: 0102306470

Form 05-329 (Rev 9-93/8)

STATEMENT OF CHANGE OF REGISTERED OFFICE OR

REGISTERED AGENT OR BOTH BY A CORPORATION,

LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.	The name of the entity is	L. J. MELODY & COMPANY	.

The entity’s charter/certificate of authority/file number is	.

2.	The registered office address as PRESENTLY shown in the records of the Texas secretary

of state is:	5847 SAN FELIPE HOUSTON TX 77057	.

3.	A. X The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address
	must be in Texas.)	800 Brazos Austin, Texas 78701	.

OR B. The registered office address will not change.

4.	The name of the registered agent as PRESENTLY shown in the records of the Texas
	secretary of state is	LAWRENCE J. MELODY	.

5.	A. X	The name of the NEW registered agent is	Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company	.

OR B.     The registered agent will not change.

6.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by:

Business Corporations may select A or B	Limited Liability Companies may select D or E
Non-Profit Corporation may select A, B, or C	Limited Partnerships select F

A. X	The board of directors; OR

B.	An officer of the corporation so authorized by the board of directors; OR

C.	The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

D.	Its members

E.	Its managers

F.	The limited partnership

/s/ Trude A. Tsujimoto
(Authorized Officer of Corporation)
(Authorized Member or Manager of LLC)
(General Partner of Limited Partnership)
Trude A. Tsujimoto, Assistant Secretary

STATEMENT OF

RESOLUTION ESTABLISHING SERIES OF SHARES

To the Secretary of State

    of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

I. The name of the corporation is L. J. Melody & Company.

II. The following resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on July 12, 1979:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights.

Dated July 12, 1979.

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody
President

By	/s/ John M. Bradley
John M. Bradley
Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Sharon G. Lloyd, a notary public, do hereby certify that on this 12th day of July, 1979, personally appeared before me Lawrence J. Melody, who being by me first duly sworn, declared that he is the president of L. J. Melody & Company, that he signed the foregoing document as president of the corporation, and that the statements therein contained are true.

My Commission expires
, 19 .

[Notarial Seal]	/s/ Sharon G. Lloyd
Notary Public in and for
Harris County, Texas

SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires 1-16-81

L. J. MELODY & COMPANY

UNANIMOUS CONSENT OF BOARD

OF DIRECTORS

WHEREAS, paragraph B of Article 9.10 of the Texas Business Corporation Act provides that, unless otherwise restricted by the articles of incorporation or bylaws of a corporation organized and existing under the laws of the State of Texas, any action required or permitted to be taken at any meeting of the board of directors of such corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors;

NOW THEREFORE, we, the undersigned, constituting all of the members of the board of directors of L. J. Melody & Company, a Texas corporation (“corporation”) do hereby adopt the following resolutions by our unanimous consent in writing on the date hereof, and hereby direct that such shall be filed with the minutes of the proceedings of such board of directors:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights; and further

RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of the corporation be and they hereby are authorized and directed to execute a statement in substantially the form submitted with these resolutions and bearing the caption “STATEMENT OF RESOLUTION ESTABLISHING SERIES OF SHARES” dated July 12, 1979 and such statement, verified by one of the officers signing the same, be delivered in duplicate to the Secretary of State of the State of Texas, pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act; and further

RESOLVED, that the consideration for shares of 8% Preferred Stock be and it hereby is fixed at $100.00 per share and that, subsequent to the filing of the statement described in the foregoing resolution as set forth therein, 160 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to Lawrence J. Melody in return for $16,000.00, the receipt of which is hereby acknowledged, and that 40 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to John M. Bradley in return for $4,000.00, the receipt of which is hereby acknowledged, and that the proper officers of the corporation be and they hereby are authorized and directed to issue to such persons respectively certificates representing such 160 and 40 shares of 8% Preferred Stock, par value $100.00 per share, of the corporation, such shares when so issued to be fully paid and nonassessable.

IN WITNESS WHEREOF, we have hereunto set our hands this 12th day of July, 1979.

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ John M. Bradley
John M. Bradley

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is L. J. Melody & Company.

ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on July 11, 1979:

Article Four of the Articles of Incorporation is amended by deleting said Article Four in its entirety and inserting in lieu thereof the following:

ARTICLE FOUR

The total number of shares of all classes of stock which the corporation shall have authority to issue is Four Thousand (4,000) shares, of which One Thousand (1,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Preferred Stock” and Three Thousand (3,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Common Stock”.

(1) Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

(2) Each series of Preferred Stock

(a) may have such number of shares;

(b) may have such voting powers, full or limited, or may be without voting powers;

(c) may be subject to redemption at such time or times and at such prices;

(d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation;

(f) may be made convertible into, or exchangeable for, shares of any other class or classes (except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation) or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange, and with such adjustments;

(g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of any outstanding stock of the corporation; and

(i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

all as shall be determined by the Board of Directors and stated in the resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

(3) shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of the amendments set forth in Article Two hereof was 1,350.

ARTICLE FOUR. The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting the amendments set forth in Article Two hereof.

ARTICLE FIVE. The stated capital of the corporation shall not be changed by reason of the amendments set forth in Article Two hereof.

Dated July 11, 1979

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody,
President

And	/s/ John M. Bradley
John M. Bradley,
Secretary

Sworn to July 11, 1979

/s/ Sharon G. Lloyd
Notary Public
Harris County, Texas

My commission expires
SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires 1-16-81
[Notarial Seal]
1/T

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5 16 of the Texas Business Corporation Act (the “Act”), the undersigned L.J. Melody & Company, a Texas corporation (“Surviving Corporation”) and Cauble and Company of Carolina, a Georgia corporation, and a wholly-owned subsidiary of Surviving Corporation (“Merging Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its parent

1 The total outstanding capital stock of Merging Corporation consists of 980 shares of Common Stock, all of which is owned by Surviving Corporation, its parent,

2 A copy of the resolution of the Board of Directors of Surviving Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of February 27, 1998,

3 The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B,

4 Pursuant to Article 5 16A(a) of the Act, no approval of the sole shareholder of Merging Corporation (which shareholder is Surviving Corporation) is required,

5 Pursuant to Articles 5 03(G) and 5.16A(a) of the Act, no approval of the sole shareholder of Surviving Corporation is required, and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of Georgia and by its constituent documents

Dated, February 27, 1998

L J MELODY AND COMPANY

By	/s/ Lawrence J. Melody
Name	Lawrence J. Melody
Title	President and Chief Executive Officer

EXHIBIT A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

L.J. MELODY & COMPANY

Pursuant to the Texas Business Corporation Act, we, the undersigned, being all of the directors of L.J. Melody & Company, a Texas corporation, hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with Cauble and Company of Carolina, a Georgia corporation (“Merging Corporation”), so that this corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger in substantially the form attached hereto as Exhibit A (the “Plan of Merger”), providing for the merger of Merging Corporation with and into this corporation, with this corporation as the surviving corporation, and the terms and conditions set forth therein be and they hereby are approved,

RESOLVED FURTHER, that the Chairman of the Board, the President or any Vice President, together with the Secretary or any Assistant Secretary, be and they hereby are authorized and directed to execute, acknowledge and deliver, as appropriate, the Plan of Merger and the Articles of Merger evidencing the approval of the Plan of Merger,

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments and do such other acts in the name and on behalf of this corporation as may be necessary or proper to perform fully the terms and conditions of the Plan of Merger; and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one consent.

Dated as of February 27, 1998

/s/ James J. Didion
James J. Didion

/s/ Walter V Stafford
Walter V Stafford

/s/ Lawrence J Melody
Lawrence J Melody

PLAN OF MERGER

This PLAN OF MERGER is entered into as of February 27, 1998 between Cauble and Company of Carolina, a Georgia corporation (Merging Corporation”), and L. J Melody & Company, a Texas corporation (“Surviving Corporation”).

1 Merging Corporation shall be merged into Surviving Corporation.

2. Each outstanding share of Merging Corporation shall be cancelled

3 The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A.

4 The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged

5 Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law

EXHIBIT A

EXHIBIT B

PLAN OF MERGER

This PLAN OF MERGER is entered into as of February 27, 1998 between Cauble and Company of Carolina, a Georgia corporation (“Merging Corporation”), and L J Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation

2. Each outstanding share of Merging Corporation shall be cancelled

3 The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A.

4 The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged.

5 Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger

6 The effect of the merger and the effective date of the merger are as prescribed by Law

IT IS HEREBY CERTIFIED that the attached is/are true and correct copies of the following described document(s) on file in this office:

L. J. MELODY & COMPANY

#424507-0

ARTICLES OF INCORPORATION	JANUARY 13, 1978
ARTICLES OF AMENDMENT	JULY 12, 1979
STATEMENT ESTABLISHING SERIES OF SHARES	JULY 20, 1979
CHANGE OF REGISTERED OFFICE AND/OR AGENT	JUNE 1, 1983
CHANGE OF REGISTERED OFFICE AND/OR AGENT	AUGUST 24, 1987
ARTICLES OF MERGER	JULY 9, 1996
ARTICLES OF MERGER	DECEMBER 31, 1996

IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, on August 22, 1997.
/s/ Antonio O. Garza, Jr.
Antonio O. Garza, Jr. Secretary of State	DEE

EXHIBIT A

JAN 13 1978

ARTICLES OF INCORPORATION

OF

L. J. MELODY & COMPANY

The undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE ONE

The name of the corporation is L. J. Melody & Company.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purpose for which the corporation is organized is the transaction of all lawful business for which corporations may be organized under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is Three Thousand (3,000) shares of common stock of the par value of One Hundred Dollars ($100) each.

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

ARTICLE SIX

The street address of its initial registered office is 1717 St. James Place, Suite 430, Houston, Texas 77056 and the name of its initial registered agent at such address is Lawrence J. Melody.

ARTICLE SEVEN

(1) The number of directors of the corporation shall be fixed by, or in the manner provided in, the By-Laws. The number constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are:

Name	Address
Lawrence J. Melody	1717 St. James Place, Suite 430 Houston, Texas 77056

John M. Bradley	1717 St. James Place, Suite 430 Houston, Texas 77056

Peter M. Ramme	1717 St. James Place, Suite 430 Houston, Texas 77056

(2) The corporation may enter into contracts or transact business with one or more of its directors or officers, or with any corporation, firm or association in which any of its directors or officers are stockholders, directors, officers, members, employees or otherwise interested; and no such contract or other transaction shall be void or voidable or otherwise affected by reason of such directorship or office in the corporation or such interest in such other firm, corporation or association, notwithstanding that a director or directors having such interest are present and counted in determining the existence of a quorum at a meeting of the Board of Directors of the corporation which acts upon or in reference to such contract or transaction, and notwithstanding that the vote of such director or directors shall have been necessary to authorize, approve, ratify, or otherwise obligate the corporation upon such contract or transaction, provided that the fact of such interest shall be disclosed or otherwise known to the Board of Directors, or a majority thereof at the meeting of the Board of Directors which acts upon or in reference to such contract or transaction; nor shall any director or officer be liable to account to this corporation for any profits realized by or from or through any such transaction or contract of the corporation by reason of such directorship, office or interest.

ARTICLE EIGHT

The name of the incorporator is Perry M. Reaves and his address is 3000 One Shell Plaza, Houston, Texas.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of January, 1978.

/s/ Perry M. Reaves
Perry M. Reaves

THE STATE OF TEXAS	$
$
COUNTY OF HARRIS	$

I, Alice D. Roberts, a notary public, do hereby certify that on the 12th day of January, 1978, personally appeared before me, Perry M. Reaves, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

/s/ Alice D. Roberts
Notary Public in and for
Harris County, T E X A S

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is L. J. Melody & Company.

ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on July 11, 1979:

Article Four of the Articles of Incorporation is amended by deleting said Article Four in its entirety and inserting in lieu thereof the following:

ARTICLE FOUR

The total number of shares of all classes of stock which the corporation shall have authority to issue is Four Thousand (4,000) shares, of which One Thousand (1,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Preferred Stock” and Three Thousand (3,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Common Stock”.

(1) Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such Preferred Stock from tame to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

(2) Each series of Preferred Stock

(a) may have such number of shares;

(b) may have such voting powers, full or limited, or may be without voting powers;

(c) may be subject to redemption at such time or times and at such prices;

(d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation;

(f) may be made convertible into, or exchangeable for, shares of any other class or classes (except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation) or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange, and with such adjustments;

(g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of any outstanding stock of the corporation; and

(i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

all as shall be determined by the Board of Directors and stated in the resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

(3) Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of the amendments set forth in Article Two hereof was 1,350.

ARTICLE FOUR. The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting the amendments set forth in Article Two hereof.

ARTICLE FIVE. The stated capital of the corporation shall not be changed by reason of the amendments set forth in Article Two hereof.

Dated July 11, 1979
L. J. MELODY & COMPANY

	By	/s/ Lawrence J. Melody
Lawrence J. Melody,
President

	And	/s/ John M. Bradley
John M. Bradley,
Secretary

Sworn to July 11, 1979

/s/ Sharon G. Lloyd
Notary Public
Harris County, Texas
My commission expires

SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires 1-16-81

[Notarial Seal]
1/T

STATEMENT OF

RESOLUTION ESTABLISHING SERIES OF SHARES

To the Secretary of State

    of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

I. The name of the corporation is L. J. Melody & Company.

II. The following resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on July 12, 1979:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights.

Dated July 12, 1979.

L. J. MELODY & COMPANY

By:	/s/ Lawrence J. Melody
Lawrence J. Melody
President

By:	/s/ John M. Bradley
John M. Bradley
Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Sharon G. Lloyd, a notary public, do hereby certify that on this 12th day of July, 1979, personally appeared before me Lawrence J. Melody, who being by me first duly sworn, declared that he is the president of L. J. Melody & Company, that he signed the foregoing document as president of the corporation, and that the statements therein contained are true.

My Commission expires

                        , 19    .

[Notarial Seal]	/s/ Sharon G. Lloyd
Notary Public in and for Harris County, Texas

SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires 1-16-81

L. J. MELODY & COMPANY

UNANIMOUS CONSENT OF BOARD

OF DIRECTORS

WHEREAS, paragraph B of Article 9.10 of the Texas Business Corporation Act provides that, unless otherwise restricted by the articles of incorporation or bylaws of a corporation organized and existing under the laws of the State of Texas, any action required or permitted to be taken at any meeting of the board of directors of such corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors;

NOW THEREFORE, we, the undersigned, constituting all of the members of the board of directors of L. J. Melody & Company, a Texas corporation (“corporation”) do hereby adopt the following resolutions by our unanimous consent in writing on the date hereof, and hereby direct that such shall be filed with the minutes of the proceedings of such board of directors:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights; and further

RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of the corporation be and they hereby are authorized and directed to execute a statement in substantially the form submitted with these resolutions and bearing the caption “STATEMENT OF RESOLUTION ESTABLISHING SERIES OF SHARES” dated July 12, 1979 and such statement, verified by one of the officers signing the same, be delivered in duplicate to the Secretary of State of the State of Texas, pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act; and further

RESOLVED, that the consideration for shares of 8% Preferred Stock be and it hereby is fixed at $100.00 per share and that, subsequent to the filing of the statement described in the foregoing resolution as set forth therein, 160 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to Lawrence J. Melody in return for $16,000.00, the receipt of which is hereby acknowledged, and that 40 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to John M. Bradley in return for $4,000.00, the receipt of which is hereby acknowledged, and that the proper officers of the corporation be and they hereby are authorized and directed to issue to such persons respectively certificates representing such 160 and 40 shares of 8% Preferred Stock, par value $100.00 per share, of the corporation, such shares when so issued to be fully paid and nonassessable.

IN WITNESS WHEREOF, we have hereunto set our hands this 12th day of July, 1979.

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ John M. Bradley
John M. Bradley

STATEMENT OF CHANGE OF REGISTERED

OFFICE OR REGISTERED AGENT OR BOTH

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation	L. J. Melody & Company

2.	The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the
	State of Texas prior to filing this statement is	1717 St. James Place Suite 430 Houston, Texas 77056

3.	The address, including street and number, to which its registered office is to be changed is	One Riverway, Suite 1850 Houston,
Texas 77056
(Give new address of state “no change”)

4.	The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this
	statement is	Lawrence J. Melody

5.	The name of its new registered agent is
NO CHANGE
(Give new name or state “no change”)

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	Such change was authorized by its board of directors.

/s/ W. D. Murphy
President or Vice President

Sworn to	May 23, 1983
(date)

/s/ Anita Craig
Notary Public

Harris County, Texas

ANITA CRAIG Notary Public, State of Texas My Commission Expires August 24, 1985

STATEMENT OF CHANGE OF REGISTERED OFFICE

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation is L. J. Melody & Company.

2.	The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is One Riverway, Suite 1850, Houston, Texas 77056.

3.	The address, including street and number, to which its registered office to be changed is 5847 San Felipe, Suite 4400, Houston, Texas 77057.

4.	The address of its registered office and the address of the business office of its registered agent will be identical.

5.	Such change was authorized by its Board of Directors.

/s/ L J Melody
President

THE STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

Before me, a Notary Public, on this day personally appeared Lawrence J. Melody, known to me to be the person whose name is subscribed to the foregoing document and, being by me first fully sworn, declared that the statements therein contained are true and correct

Given under my hand and seal of office this 17th day of August 1987.

BETSY B HINES Notary Public, State of Texas Commission Expires 6-7-89	/s/ Betsy B Hines
My commission expires:	Notary Public

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned CB Commercial Mortgage Company, Inc., a California corporation (“Merging Corporation”), and L. J. Melody & Company, a Texas corporation and a wholly-owned subsidiary of Merging Corporation (“Surviving Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its wholly-owned subsidiary:

1. The total outstanding capital stock of Surviving Corporation consists of 1,042,258 shares of Common Stock, all of which is owned by Merging Corporation, its parent;

2. A copy of the resolution of the Board of Directors of Merging Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of July 3, 1996;

3. The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B;

4. Pursuant to Article 5.16A(b) of the Act, no approval of the sole shareholder of Surviving Corporation (which shareholder is Merging Corporation) is required;

5. The total outstanding capital stock of Merging Corporation consists of one class of Common Stock, 10 shares of which are issued and outstanding and all of which shares voted in favor of the Plan of Merger; and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of California and by its constituent documents

Dated: July 3, 1996

CB COMMERCIAL MORTGAGE COMPANY, INC.

By	/s/ David A. Davidson
Name	David A. Davidson
Title	Vice President

Exhibit A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

CB COMMERCIAL MORTGAGE COMPANY, INC.

Pursuant to the California Corporations Code, we, the undersigned, being all of the directors of CB Commercial Mortgage Company, Inc., a California corporation, do hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with L. J. Melody & Company, a Texas corporation (“Surviving Corporation”), so that Surviving Corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger in substantially the form attached hereto as Exhibit A (the Plan of Merger”) providing for the merger of this corporation with and into Surviving Corporation, with Surviving Corporation as the surviving corporation, and the terms and conditions set forth therein be and they hereby are approved;

RESOLVED FURTHER, that this corporation seek the approval of the Plan of Merger and the terms and conditions therein from the shareholder of this corporation;

RESOLVED FURTHER, that this board of directors recommend that the shareholder of this Corporation approve the Plan of Merger;

RESOLVED FURTHER, that the Chairman of the Board, the President or any Vice President, together with the Secretary or any Assistant Secretary, be and they hereby are authorized and directed to execute, acknowledge and deliver, as appropriate, the Plan of Merger and the Articles of Merger evidencing the approval of the Plan of Merger;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments and do such other acts in the name and on behalf of this corporation as may be necessary or proper to perform fully the terms and conditions of the Plan of Merger; and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one consent

Dated as of July 3, 1996.

/s/ James J. Didion
James J. Didion

/s/ Richard C. Clotfelter
Richard C. Clotfelter

/s/ David A. Davidson
David A. Davidson

Exhibit B

PLAN OF MERGER

This PLAN OF MERGER is entered into as of July 3, 1996 between CB Commercial Mortgage Company, Inc., a California corporation (“Merging Corporation”), and L. J. Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation.

2. Each outstanding share of Merging Corporation shall be converted to one share of Surviving Corporation.

3. The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A.

4. The shares of Surviving Corporation outstanding immediately prior to the merger shall be canceled.

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law.

7. The Surviving Corporation shall assume all the liabilities of the Merging Corporation.

EXHIBIT A: TO PLAN OF MERGER

The undersigned, as Secretary of State of the State of Texas, HEREBY CERTIFIES that the attached is a true and correct copy of the following described instruments on file in this office:

L. J. MELODY & COMPANY

CHARTER NO. 424507

ARTICLES OF INCORPORATION	JANUARY 13, 1978
ARTICLES OF AMENDMENT	JULY 12, 1979
STATEMENT ESTABLISHING SERIES OF SHARES	JULY 20, 1979
CHANGE OF REGISTERED OFFICE AND/OR AGENT	JUNE 1, 1983
CHANGE OF REGISTERED OFFICE AND/OR AGENT	AUGUST 24, 1987

IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, on June 28, 1996. /s/ Antonio O. Garza, Jr.
Antonio O. Garza, Jr. Secretary of State	DAE

JAN 13 1978

ARTICLES OF INCORPORATION

OF

L. J. MELODY & COMPANY

The undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE ONE

The name of the corporation is L. J. Melody & Company.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purpose for which the corporation is organized is the transaction of all lawful business for which corporations may be organized under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is Three Thousand (3,000) shares of common stock of the par value of One Hundred Dollars ($100) each.

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

ARTICLE SIX

The street address of its initial registered office is 1717 St. James Place, Suite 430, Houston, Texas 77056 and the name of its initial registered agent at such address is Lawrence J. Melody.

ARTICLE SEVEN

(1) The number of directors of the corporation shall be fixed by, or in the manner provided in, the By-Laws. The number constituting the initial Board of Directors is three (3) , and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are:

Name	Address

Lawrence J. Melody	1717 St. James Place, Suite 430 Houston, Texas 77056

John M. Bradley	1717 St. James Place, Suite 430 Houston, Texas 77056

Peter M. Ramme	1717 St. James Place, Suite 430 Houston, Texas 77056

(2) The corporation may enter into contracts or transact business with one or more of its directors or officers, or with any corporation, firm or association in which any of its directors or officers are stockholders, directors, officers, members, employees or otherwise interested; and no such contract or other transaction shall be void or voidable or otherwise affected by reason of such directorship or office in the corporation or such interest in such other firm, corporation or association, notwithstanding that a director or directors having such interest are present and counted in determining the existence of a quorum at a meeting of the Board of Directors of the corporation which acts upon or in reference to such contract or transaction, and notwithstanding that the vote of such director or directors shall have been necessary to authorize, approve, ratify, or otherwise obligate the corporation upon such contract or transaction, provided that the fact of such interest shall be disclosed or otherwise known to the Board of Directors, or a majority thereof at the meeting of the Board of Directors which acts upon or in reference to such contract or transaction; nor shall any director or officer be liable to account to this corporation for any profits realized by or from or through any such transaction or contract of the corporation by reason of such directorship, office or interest.

ARTICLE EIGHT

The name of the incorporator is Perry M. Reaves and his address is 3000 One Shell Plaza, Houston, Texas.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of January, 1978.

/s/ Perry M. Reaves
Perry M. Reaves

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Alice D. Roberts, a notary public, do hereby certify that on the 12th day of January, 1978, personally appeared before me, Perry H. Reaves, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

/s/ Alice D. Roberts
Notary Public in and for
Harris County, TEXAS

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is L. J. Melody & Company.

ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on July 11, 1979:

Article Four of the Articles of Incorporation is amended by deleting said Article Four in its entirety and inserting in lieu thereof the following:

ARTICLE FOUR

The total number of shares of all classes of stock which the corporation shall have authority to issue is Four Thousand (4,000) shares, of which One Thousand (1,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Preferred Stock” and Three Thousand (3,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Common Stock”.

(1) Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

(2) Each series of Preferred Stock

(a) may have such number of shares;

(b) may have such voting powers, full or limited, or may be without voting powers;

(c) may be subject to redemption at such time or times and at such prices;

(d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation;

(f) may be made convertible into, or exchangeable for, shares of any other class or classes (except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation) or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange, and with such adjustments;

(g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of any outstanding stock of the corporation; and

(i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

all as shall be determined by the Board of Directors and stated in the resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

(3) Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of the amendments set forth in Article Two hereof was 1,350.

ARTICLE FOUR. The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting the amendments set forth in Article Two hereof.

ARTICLE FIVE. The stated capital of the corporation shall not be changed by reason of the amendments set forth in Article Two hereof.

Dated July 11, 1979

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody, President

And	/s/ John M. Bradley
John M. Bradley, Secretary

Sworn to July 11, 1979

/s/ Sharon G. Lloyd
Notary Public
Harris County, Texas

My commission expires
SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires 1-16-81
[Notarial Seal]
1/T

STATEMENT OF

RESOLUTION ESTABLISHING SERIES OF SHARES

To the Secretary of State

    of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

I. The name of the corporation is L. J. Melody & Company.

II. The following resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on July 12, 1979:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights.

Dated July 12, 1979.

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody
President

By	/s/ John M. Bradley
John M. Bradley
Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, SHARON G. LLOYD, a notary public, do hereby certify that on this 12th day of July, 1979, personally appeared before me Lawrence J. Melody, who being by me first duly sworn, declared that he is the president of L. J. Melody & Company, that he signed the foregoing document as president of the corporation, and that the statements therein contained are true.

My Commission expires
,19 .

[Notarial Seal]	/s/ Sharon G. Lloyd
Notary Public in and for
Harris County, Texas

SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires 1-16-81

L. J. MELODY & COMPANY

UNANIMOUS CONSENT OF BOARD

OF DIRECTORS

WHEREAS, paragraph B of Article 9.10 of the Texas Business Corporation Act provides that, unless otherwise restricted by the articles of incorporation or bylaws of a corporation organized and existing under the laws of the State of Texas, any action required or permitted to be taken at any meeting of the board of directors of such corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors;

NOW THEREFORE, we, the undersigned, constituting all of the members of the board of directors of L. J. Melody & Company, a Texas corporation (“corporation”) do hereby adopt the following resolutions by our unanimous consent in writing on the date hereof, and hereby direct that such shall be filed with the minutes of the proceedings of such board of directors:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights; and further

RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of the corporation be and they hereby are authorized and directed to execute a statement in substantially the form submitted with these resolutions and bearing the caption “STATEMENT OF RESOLUTION ESTABLISHING SERIES OF SHARES” dated July 12, 1979 and such statement, verified by one of the officers signing the same, be delivered in duplicate to the Secretary of State of the State of Texas, pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act; and further

RESOLVED, that the consideration for shares of 8% Preferred Stock be and it hereby is fixed at $100.00 per share and that, subsequent to the filing of the statement described in the foregoing resolution as set forth therein, 160 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to Lawrence J. Melody in return for $16,000.00, the receipt of which is hereby acknowledged, and that 40 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to John M. Bradley in return for $4,000.00, the receipt of which is hereby acknowledged, and that the proper officers of the corporation be and they hereby are authorized and directed to issue to such persons respectively certificates representing such 160 and 40 shares of 8% Preferred Stock, par value $100.00 per share, of the corporation, such shares when so issued to be fully paid and nonassessable.

IN WITNESS WHEREOF, we have hereunto set our hands this 12th day of July, 1979.

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ John M. Bradley
John M. Bradley

STATEMENT OF CHANGE OF REGISTERED

OFFICE OR REGISTERED AGENT OR BOTH

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation	L. J. Melody & Company

2.	The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the
	State of Texas prior to filing this statement is	1717 St. James Place Suite 430 Houston, Texas 77056

3.	The address, including street and number, to which its registered office is to be changed is	One Riverway, Suite 1850 Houston,
Texas 77056
(Give new address of state “no change”)

4.	The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this
	statement is	Lawrence J. Melody

5.	The name of its new registered agent is
NO CHANGE
(Give new name or state “no change”)

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	Such change was authorized by its board of directors.

/s/ W. D. Murphy
President or Vice President

Sworn to	May 23, 1983
(date)

/s/ Anita Craig
Notary Public

Harris County, Texas

ANITA CRAIG Notary Public, State of Texas My Commission Expires August 24, 1985

STATEMENT OF CHANGE OF REGISTERED OFFICE

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation is L. J. Melody & Company.

2.	The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is One Riverway, Suite 1850, Houston, Texas 77056.

3.	The address, including street and number, to which its registered office to be changed is 5847 San Felipe, Suite 4400, Houston, Texas 77057.

4.	The address of its registered office and the address of the business office of its registered agent will be identical.

5.	Such change was authorized by its Board of Directors.

/s/ L J Melody
President

THE STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

Before me, a Notary Public, on this day personally appeared Lawrence J Melody, known to me to be the person whose name is subscribed to the foregoing document and, being by me first fully sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 17th day of August 1987.

BETSY B. HINES Notary Public, State of Texas Commission Expires 6-7-89	/s/ Betsy B. Hines
My commission expires:	Notary Public

CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, John Sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

CB COMMERCIAL MORGAGE COMPANY INC

is, as of this date, in good standing with this office for the purpose of dissolution under Article 6.01 of the Texas Business Corporation Act, merger, or withdrawal of an out-of-state corporation, having filed the required franchise tax reports and paid the franchise tax computed to be due thereunder through MAY 15, 1997

This certificate is not valid for the purpose of dissolution under Article 6.06 of the Texas Business Corporation Act or withdrawal of a limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE in the City of Austin, this 9TH day of JULY, 1996 A.D.

/s/ John Sharp
JOHN SHARP
Comptroller of Public Accounts

Charter/C.O.A. number: 000975144-6

Form 05-329 (Rev 9-93/8)

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned CB Commercial Mortgage Company, Inc., a California corporation (“Merging Corporation”), and L.J. Melody & Company, a Texas corporation and a wholly-owned subsidiary of Merging Corporation (“Surviving Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its wholly-owned subsidiary:

1. The total outstanding capital stock of Surviving Corporation consists of 1,042.258 shares of Common Stock, all of which is owned by Merging Corporation, its parent;

2. A copy of the resolution of the Board of Directors of Merging Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of July 3, 1996.

3. The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B;

4. Pursuant to Article 5.16A(b) of the Act, no approval of the sole shareholder of Surviving Corporation (which shareholder is Merging Corporation) is required;

5. The total outstanding capital stock of Merging Corporation consists of one class of Common Stock, 10 shares of which are issued and outstanding and all of which shares voted in favor of the Plan of Merger; and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of California and by its constituent documents

Dated: July 3, 1996

CB COMMERCIAL MORTGAGE COMPANY, INC.

By	/s/ David A. Davidson
Name	David A. Davidson
Title	Vice President

EXHIBIT A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

CB COMMERCIAL MORTGAGE COMPANY, INC.

Pursuant to the California Corporations Code, we, the undersigned, being all of the directors of CB Commercial Mortgage Company, Inc., a California corporation, do hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with L. J. Melody & Company, a Texas corporation (“Surviving Corporation”), so that Surviving Corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger in substantially the form attached hereto as Exhibit A (the “Plan of Merger”) providing for the merger of this corporation with and into Surviving Corporation, with Surviving Corporation as the surviving corporation, and the terms and conditions set forth therein be and they hereby are approved;

RESOLVED FURTHER, that this corporation seek the approval of the Plan of Merger and the terms and conditions therein from the shareholder of this corporation;

RESOLVED FURTHER, that this board of directors recommend that the shareholder of this Corporation approve the Plan of Merger;

RESOLVED FURTHER, that the Chairman of the Board, the President or any Vice President, together with the Secretary or any Assistant Secretary, be and they hereby are authorized and directed to execute, acknowledge and deliver, as appropriate, the Plan of Merger and the Articles of Merger evidencing the approval of the Plan of Merger;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments and do such other acts in the name and on behalf of this corporation as may be necessary or proper to perform fully the terms and conditions of the Plan of Merger; and

ARTICLES OF MERGER OF

DOMESTIC CORPORATIONS

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned L.J. Melody & Company, a Texas corporation (“Surviving Corporation”) and L.J. Melody & Company of California, a Texas corporation and a wholly-owned subsidiary of Surviving Corporation (“Merging Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation:

1. The total outstanding capital stock of Merging Corporation consists of 991.425 shares of Common Stock, all of which is owned by Surviving Corporation, its parent;

2. A copy of the resolution of the Board of Directors of Surviving Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of December 20, 1996;

3. Pursuant to Article 5.16A(a) of the Act, no Plan of Merger is required,

4. Pursuant to Article 5.16A(a) of the Act no approval of the sole shareholder of Merging Corporation (which shareholder is Surviving Corporation) is required.

5. The total outstanding capital stock of Surviving Corporation consists of one class of Common Stock, 10 shares of which are issued and outstanding and all of which shares voted in favor of the Merger; and

Dated: December 23, 1996

L.J. MELODY & COMPANY

By	/s/ Walter V. Stafford
Name	Walter V. Stafford
Title	Vice President

Exhibit A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

L.J. MELODY & COMPANY

Pursuant to the Texas Business Corporation Act, we, the undersigned, being all of the directors (the “Board”) of L.J. Melody & Company, a Texas corporation, hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with L.J. Melody & Company of California, a Texas corporation (“Merging Corporation”), so that this corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Merger in substantially the form previously distributed to the Board (the “Articles of Merger”), providing for the merger of Merging Corporation with and into this corporation, with this corporation as the surviving corporation, be and they hereby are approved;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments, including without limitation the Articles of Merger, and do such other acts in the name and on behalf of this corporation as may be necessary or proper to merge Merging Corporation into this corporation; and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one consent.

Dated as of December 20, 1996.

/s/ James J. Didion
James J. Didion

/s/ Walter V. Stafford
Walter V. Stafford

/s/ Lawrence J. Melody
Lawrence J. Melody

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5 16 of the Texas Business Corporation Act (the “Act”), the undersigned L.J Melody & Company, a Texas corporation (“Surviving Corporation’) and Shoptaw-James, Inc., a Georgia corporation, and a wholly-owned subsidiary of Surviving Corporation (“Merging Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its parent

1	The total outstanding capital stock of Merging Corporation consists of 134,479 shares of Common Stock, all of which is owned by Surviving Corporation, its parent,

2	A copy of the resolution of the Board of Directors of Surviving Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of July, 1998,

3	The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B,

4.	Pursuant to Article 5 1 6A(a) of the Act, no approval of the sole shareholder of Merging Corporation (which shareholder is Surviving Corporation) is required,

5	Pursuant to Articles 5 03(0) and 5.16A(a) of the Act, no approval of the sole shareholder of Surviving Corporation is required; and

6	The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of Georgia and by its constituent documents

Dated July 28, 1998

L J MELODY & COMPANY

By	/s/ Lawrence J. Melody
Name	Lawrence J. Melody
Title	President

EXHIBIT A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

L. J. MELODY & COMPANY

Pursuant to the Texas Business Corporation Act, we, the undersigned, being all of the directors of L J. Melody & Company, a Texas corporation, hereby unanimously consent in writing to the following resolutions.

WHEREAS, it is in the best interests of this corporation to merge with Shoptaw-James, Inc, a Georgia corporation (“Merging Corporation”), so that this corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger in substantially the form attached hereto as Exhibit A (the “Plan of Merger”), providing for the merger of Merging Corporation with and into this corporation, with this corporation as the surviving corporation, and the terms and conditions set forth therein be and they hereby are approved,

RESOLVED FURTHER, that the Chairman of the Board, the President or any Vice President, together with the Secretary or any Assistant Secretary, be and they hereby are authorized and directed to execute, acknowledge and deliver, as appropriate, the Plan of Merger and the Articles of Merger evidencing the approval of the Plan of Merger;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments and do such other acts in the name and on behalf of this corporation as may be necessary or proper to perform fully the terms and conditions of the Plan of Merger, and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one consent

Dated as of July 28, 1998

/s/ James J. Didion
James J. Didion

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ Walter V. Stafford
Walter V. Stafford

PLAN OF MERGER

This PLAN OF MERGER is entered into as of July 28, 1998 between Shoptaw-James, Inc, a Georgia corporation (“Merging Corporation”), and L J Melody & Company, a Texas corporation (“Surviving Corporation”)

1	Merging Corporation shall be merged into Surviving Corporation

2	Each outstanding share of Merging Corporation shall be cancelled

3	The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A

4	The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged

5	Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger

6	The effect of the merger and the effective date of the merger are as prescribed by law

EXHIBIT A

ARTICLES OF INCORPORATION OF

L. J. MELODY & COMPANY

EXHIBIT A

EXHIBIT B

PLAN OF MERGER

This PLAN OF MERGER is entered into as of July 28, 1998 between Shoptaw-James, Inc, a Georgia corporation (“Merging Corporation”), and L J Melody & Company, a Texas corporation (“Surviving Corporation”)

1	Merging Corporation shall be merged into Surviving Corporation

2	Each outstanding share of Merging Corporation shall be cancelled

3	The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A

4	The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged

5	Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6	The effect of the merger and the effective date of the merger are as prescribed by law.

ARTICLES OF INCORPORATION OF

L. J. MELODY & COMPANY

EXHIBIT A

CERTIFICATE OF MERGER

The undersigned, as Secretary of State of Texas, hereby certifies that the attached Articles of Merger of

CAUBLE AND COMPANY OF CAROLINA

(a Georgia no permit entity)

with

L.J. MELODY & COMPANY

(a Texas corporation)

have been received in this office and are found to conform to law. ACCORDINGLY, the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Merger.

Filed	MARCH 11, 1998

Effective	MARCH 11, 1998

/s/ Alberto R. Gonzales
Alberto R. Gonzales
Secretary of State

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned L.J. Melody & Company, a Texas corporation (“Surviving Corporation”) and Cauble and Company of Carolina, a Georgia corporation, and a wholly-owned subsidiary of Surviving Corporation (“Merging Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its parent:

1. The total outstanding capital stock of Merging Corporation consists of 980 shares of Common Stock, all of which is owned by Surviving Corporation, its parent;

2. A copy of the resolution of the Board of Directors of Surviving Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of February 27, 1998,

3. The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B;

4. Pursuant to Article 5.16A(a) of the Act, no approval of the sole shareholder of Merging Corporation (which shareholder is Surviving Corporation) is required;

5. Pursuant to Articles 5 03(G) and 5.16A(a) of the Act, no approval of the sole shareholder of Surviving Corporation is required, and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of Georgia and by its constituent documents

Dated: February 27, 1998

L.J. MELODY AND COMPANY

By	/s/ Lawrence J. Melody
Name	Lawrence J. Melody
Title	President and Chief Executive Officer

EXHIBIT A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

L.J. MELODY & COMPANY

Pursuant to the Texas Business Corporation Act, we, the undersigned, being all of the directors of L.J. Melody & Company, a Texas corporation, hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with Cauble and Company of Carolina, a Georgia corporation (“Merging Corporation”), so that this corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger in substantially the form attached hereto as Exhibit A (the “Plan of Merger”), providing for the merger of Merging Corporation with and into this corporation, with this corporation as the surviving corporation, and the terms and conditions set forth therein be and they hereby are approved,

RESOLVED FURTHER, that the Chairman of the Board, the President or any Vice President, together with the Secretary or any Assistant Secretary, be and they hereby are authorized and directed to execute, acknowledge and deliver, as appropriate, the Plan of Merger and the Articles of Merger evidencing the approval of the Plan of Merger;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments and do such other acts in the name and on behalf of this corporation as may be necessary or proper to perform fully the terms and conditions of the Plan of Merger; and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one consent.

Dated as of February 27, 1998.

/s/ James J. Didion
James J. Didion

/s/ Walter V. Stafford
Walter V. Stafford

/s/ Lawrence J. Melody
Lawrence J. Melody

PLAN OF MERGER

This PLAN OF MERGER is entered into as of February 27, 1998 between Cauble and Company of Carolina, a Georgia corporation (“Merging Corporation”), and L. J. Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation.

2. Each outstanding share of Merging Corporation shall be cancelled.

3. The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A.

4. The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged.

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law.

EXHIBIT A

EXHIBIT B

PLAN OF MERGER

This PLAN OF MERGER is entered into as of February 27, 1998 between Cauble and Company of Carolina, a Georgia corporation (“Merging Corporation”), and L. J. Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation.

2. Each outstanding share of Merging Corporation shall be cancelled.

3. The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A.

4. The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged.

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law.

IT IS HEREBY CERTIFIED that the attached is/are true and correct copies of the following described document(s) on file in this office:

L. J. MELODY & COMPANY

#424507-0

ARTICLES OF INCORPORATION	JANUARY 13, 1978
ARTICLES OF AMENDMENT	JULY 12, 1979
STATEMENT ESTABLISHING SERIES OF SHARES	JULY 20, 1979
CHANGE OF REGISTERED OFFICE AND/OR AGENT	JUNE 1, 1983
CHANGE OF REGISTERED OFFICE AND/OR AGENT	AUGUST 24, 1987
ARTICLES OF MERGER	JULY 9, 1996
ARTICLES OF MERGER	DECEMBER 31, 1996

IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, on August 22, 1997.
/s/ Antonio O. Garza Jr.
Antonio O. Garza, Jr.	DEE
Secretary of State

EXHIBIT A

JAN 13 1978

ARTICLES OF INCORPORATION

OF

L. J. MELODY & COMPANY

The undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE ONE

The name of the corporation is L. J. Melody & Company.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purpose for which the corporation is organized is the transaction of all lawful business for which corporations may be organized under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is Three Thousand (3,000) shares of common stock of the par value of One Hundred Dollars ($100) each.

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

ARTICLE SIX

The street address of its initial registered office is 1717 St. James Place, Suite 430, Houston, Texas 77056 and the name of its initial registered agent at such address is Lawrence J. Melody.

ARTICLE SEVEN

(1) The number of directors of the corporation shall be fixed by, or in the manner provided in, the By-Laws. The number constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are:

Name	Address

Lawrence J. Melody	1717 St. James Place, Suite 430 Houston, Texas 77056

John M. Bradley	1717 St. James Place, Suite 430 Houston, Texas 77056

Peter M. Ramme	1717 St. James Place, Suite 430 Houston, Texas 77056

(2) The corporation may enter into contracts or transact business with one or more of its directors or officers, or with any corporation, firm or association in which any of its directors or officers are stockholders, directors, officers, members, employees or otherwise interested; and no such contract or other transaction shall be void or voidable or otherwise affected by reason of such directorship or office in the corporation or such interest in such other firm, corporation or association, notwithstanding that a director or directors having such interest are present and counted in determining the existence of a quorum at a meeting of the Board of Directors of the corporation which acts upon or in reference to such contract or transaction, and notwithstanding that the vote of such director or directors shall have been necessary to authorize, approve, ratify, or otherwise obligate the corporation upon such contract or transaction, provided that the fact of such interest shall be disclosed or otherwise known to the Board of Directors, or a majority thereof at the meeting of the Board of Directors which acts upon or in reference to such contract or transaction; nor shall any director or officer be liable to account to this corporation for any profits realized by or from or through any such transaction or contract of the corporation by reason of such directorship, office or interest.

ARTICLE EIGHT

The name of the incorporator is Perry M. Reaves and his address is 3000 One Shell Plaza, Houston, Texas.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of January, 1978.

/s/ Perry M. Reaves
Perry M. Reaves

THE STATE OF TEXAS	§
§
COUNTY OF TEXAS	§

I, Alice D. Roberts, a notary public, do hereby certify that on the 12th day of January, 1978, personally appeared before me, Perry M. Reaves, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

/s/ Alice D. Roberts
Notary Public in and for Harris County, TEXAS

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE: The name of the corporation is L. J. Melody & Company.

ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on July 11, 1979:

Article Four of the Articles of Incorporation is amended by deleting said Article Four in its entirety and inserting in lieu thereof the following:

ARTICLE FOUR

The total number of shares of all classes of stock which the corporation shall have authority to issue is Four Thousand (4,000) shares, of which One Thousand (1,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Preferred Stock” and Three Thousand (3,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Common Stock”.

(1) Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

(2) Each series of Preferred Stock

(a) may have such number of shares;

(b) may have such voting powers, full or limited, or may be without voting powers;

(c) may be subject to redemption at such time or times and at such prices;

(d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation;

(f) may be made convertible into, or exchangeable for, shares of any other class or classes (except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation) or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange, and with such adjustments;

(g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of any outstanding stock of the corporation; and

(i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

all as shall be determined by the Board of Directors and stated in the resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

(3) Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of the amendments set forth in Article Two hereof was 1,350.

ARTICLE FOUR. The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting the amendments set forth in Article Two hereof.

ARTICLE FIVE. The stated capital of the corporation shall not be changed by reason of the amendments set forth in Article Two hereof.

Dated July 11, 1979

L. J. MELODY & COMPANY

	By	/s/ Lawrence J. Melody
Lawrence J. Melody,
President

	And	/s/ John M. Bradley
John M. Bradley,
Secretary
Sworn to July 11, 1979
/s/ Sharon G. Lloyd
My commission expires		Notary Public Harris County, Texas
SHARON G. LLOYD Notary Public in and for Harris County, Texas My Commission Expires 1-16-81

[Notarial Seal]

1/T

STATEMENT OF

RESOLUTION ESTABLISHING SERIES OF SHARES

To the Secretary of State

    of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

I. The name of the corporation is L. J. Melody & Company.

II. The following resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on July 12, 1979:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation; dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights.

Dated July 12, 1979.

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody
President

By	/s/ John M. Bradley
John M. Bradley
Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Sharon G. Lloyd, a notary public, do hereby certify that on this 12th day of July, 1979, personally appeared before me Lawrence J. Melody, who being by me first duly sworn, declared that he is the president of L. J. Melody & Company, that he signed the foregoing document as president of the corporation, and that the statements therein contained are true.

My Commission expires

                    , 19    .

[Notarial Seal]	/s/ Sharon G. Lloyd
Notary Public in and for Harris County, Texas

SHARON G. LLOYD Notary Public in and for Harris County, Texas My Commission Expires 1-16-81

L. J. MELODY & COMPANY

UNANIMOUS CONSENT OF BOARD

OF DIRECTORS

WHEREAS, paragraph B of Article 9.10 of the Texas Business Corporation Act provides that, unless otherwise restricted by the articles of incorporation or bylaws of a corporation organized and existing under the laws of the State of Texas, any action required or permitted to be taken at any meeting of the board of directors of such corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors;

NOW THEREFORE, we, the undersigned, constituting all of the members of the board of directors of L. J. Melody & Company, a Texas corporation (“corporation”) do hereby adopt the following resolutions by our unanimous consent in writing on the date hereof, and hereby direct that such shall be filed with the minutes of the proceedings of such board of directors;

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights; and further

RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of the corporation be and they hereby are authorized and directed to execute a statement in substantially the form submitted with these resolutions and bearing the caption “STATEMENT OF RESOLUTION ESTABLISHING SERIES OF SHARES” dated July 12, 1979 and such statement, verified by one of the officers signing the same, be delivered in duplicate to the Secretary of State of the State of Texas, pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act; and further

RESOLVED, that the consideration for shares of 8% Preferred Stock be and it hereby is fixed at $100.00 per share and that, subsequent to the filing of the statement described in the foregoing resolution as set forth therein, 160 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to Lawrence J. Melody in return for $16,000.00, the receipt of which is hereby acknowledged, and that 40 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to John M. Bradley in return for $4,000.00, the receipt of which is hereby acknowledge, and that the proper officers of the corporation be and they hereby are authorized and directed to issue to such persons respectively certificates representing such 160 and 40 shares of 8% Preferred Stock, par value $100.00 per share, of the corporation, such shares when so issued to be fully paid and nonassessable.

IN WITNESS WHEREOF, we have hereunto set our hands this 12th day of July, 1979.

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ John M. Bradley
John M. Bradley

STATEMENT OF CHANGE OF REGISTERED

OFFICE OR REGISTERED AGENT OR BOTH

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation	L. J. Melody & Company

2.	The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the
	State of Texas prior to filing this statement is	1717 St. James Place Suite 430 Houston, Texas 77056

3.	The address, including street and number, to which its registered office is to be changed is	One Riverway, Suite 1850 Houston,
Texas 77056
(Give new address of state “no change”)

4.	The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this
	statement is	Lawrence J. Melody

5.	The name of its new registered agent is
NO CHANGE
(Give new name or state “no change”)

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	Such change was authorized by its board of directors.

/s/ W. D. Murphy
President or Vice President

Sworn to	May 23, 1983
(date)

/s/ Anita Craig
Notary Public

Harris County, Texas

ANITA CRAIG Notary Public, State of Texas My Commission Expires August 24, 1985

STATEMENT OF CHANGE OF REGISTERED OFFICE

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation is L. J. Melody & Company.

2.	The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement if One Riverway, Suite 1850, Houston, Texas 77056.

3.	The address, including street and number, to which its registered office to be changed is 5847 San Felipe, Suite 4400, Houston, Texas 77057.

4.	The address of its registered office and the address of the business office of its registered agent will be identical.

5.	Such change was authorized by its Board of Directors.

/s/ L J Melody
President

THE STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

Before me, a Notary Public, on this day personally appeared Lawrence J Melody, known to me to be the person whose name is subscribed to the foregoing document and, being by me first fully sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 17th day of August 1987.

BETSY B HINES Notary Public, State of Texas Commission Expires 6-7-89	/s/ Betsy B. Hines
My commission expires:	Notary Public

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned CB Commercial Mortgage Company, Inc., a California corporation (“Merging Corporation”), and L.J. Melody & Company, a Texas corporation and a wholly-owned subsidiary of Merging Corporation (“Surviving Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its wholly-owned subsidiary:

1. The total outstanding capital stock of Surviving Corporation consists of 1,042,258 shares of Common Stock, all of which is owned by Merging Corporation, its parent;

2. A copy of the resolution of the Board of Directors of Merging Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of July 3, 1996;

3. The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B;

4. Pursuant to Article 5.16A(b) of the Act, no approval of the sole shareholder of Surviving Corporation (which shareholder is Merging Corporation) is required;

5. The total outstanding capital stock of Merging Corporation consists of one class of Common Stock, 10 shares of which are issued and outstanding and all of which shares voted in favor of the Plan of Merger; and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of California and by its constituent documents.

Dated: July 3, 1996

CB COMMERCIAL MORTGAGE COMPANY, INC.

By	/s/ David A. Davidson
Name	David A. Davidson
Title	Vice President

EXHIBIT A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

CB COMMERCIAL MORTGAGE COMPANY, INC.

Pursuant to the California Corporations Code, we, the undersigned, being all of the directors of CB Commercial Mortgage Company, Inc., a California corporation, do hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with L. J. Melody & Company, a Texas corporation (“Surviving Corporation”), so that Surviving Corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger in substantially the form attached hereto as Exhibit A (the “Plan of Merger”) providing for the merger of this corporation with and into Surviving Corporation, with Surviving Corporation as the surviving corporation, and the terms and conditions set forth therein be and they hereby are approved;

RESOLVED FURTHER, that this corporation seek the approval of the Plan of Merger and the terms and conditions therein from the shareholder of this corporation;

RESOLVED FURTHER, that this board of directors recommend that the shareholder of this Corporation approve the Plan of Merger;

RESOLVED FURTHER, that the Chairman of the Board, the President or any Vice President, together with the Secretary or any Assistant Secretary, be and they hereby are authorized and directed to execute, acknowledge and deliver, as appropriate, the Plan of Merger and the Articles of Merger evidencing the approval of the Plan of Merger;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments and do such other acts in the name and on behalf of this corporation as may be necessary or proper to perform fully the terms and conditions of the Plan of Merger; and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all such counterparts together shall constitute but one consent.

Dated as of July 3, 1996.

/s/ James J. Didion
James J. Didion

/s/ Richard C. Clotfelter
Richard C. Clotfelter

/s/ David A. Davidson
David A. Davidson

EXHIBIT B

PLAN OF MERGER

This PLAN OF MERGER is entered into as of July 3, 1996 between CB Commercial Mortgage Company, Inc., a California corporation (“Merging Corporation”), and L. J. Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation.

2. Each outstanding share of Merging Corporation shall be converted to one share of Surviving Corporation.

3. The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A.

4. The shares of Surviving Corporation outstanding immediately prior to the merger shall be canceled.

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law.

7. The Surviving Corporation shall assume all the liabilities of the Merging Corporation.

EXHIBIT A: TO PLAN OF MERGER

The undersigned, as Secretary of State of the State of Texas, HEREBY CERTIFIES that the attached is a true and correct copy of the following described instruments on file in this office:

L. J. MELODY & COMPANY

CHARTER NO. 424507

ARTICLES OF INCORPORATION	JANUARY 13, 1978
ARTICLES OF AMENDMENT	JULY 12, 1979
STATEMENT ESTABLISHING SERIES OF SHARES	JULY 20, 1979
CHANGE OF REGISTERED OFFICE AND/OR AGENT	JUNE 1, 1983
CHANGE OF REGISTERED OFFICE AND/OR AGENT	AUGUST 24, 1987

IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, on June 28, 1996.
/s/ Antonio O. Garza, Jr.
Antonio O. Garza, Jr. Secretary of State	DAE

JAN 13 1978

ARTICLES OF INCORPORATION

OF

L. J. MELODY & COMPANY

The undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE ONE

The name of the corporation is L. J. Melody & Company.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purpose for which the corporation is organized is the transaction of all lawful business for which corporation may be organized under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is Three Thousand (3,000) shares of common stock of the par value of One Hundred Dollars ($100) each.

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

ARTICLE SIX

The street address of its initial registered office is 1717 St. James Place, Suite 430, Houston, Texas 77056 and the name of its initial registered agent at such address is Lawrence J. Melody.

ARTICLE SEVEN

(1) The number of directors of the corporation shall be fixed by, or in the manner provided in, the By-Laws. The number constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are:

Name	Address

Lawrence J. Melody	1717 St. James Place, Suite 430 Houston, Texas 77056

John M. Bradley	1717 St. James Place, Suite 430 Houston, Texas 77056

Peter M. Ramme	1717 St. James Place, Suite 430 Houston, Texas 77056

(2) The corporation may enter into contracts or transact business with one or more of its directors or officers, or with any corporation, firm or association in which any of its directors or officers are stockholders, directors, officers, members, employees or otherwise interested; and no such contract or other transaction shall be void or voidable or otherwise affected by reason of such directorship or office in the corporation or such interest in such other firm, corporation or association, notwithstanding that a director or directors having such interest are present and counted in determining the existence of a quorum at a meeting of the Board of Directors of the corporation which acts upon or in reference to such contract or transaction, and notwithstanding that the vote of such director or directors shall have been necessary to authorize, approve, ratify, or otherwise obligate the corporation upon such contract or transaction, provided that the fact of such interest shall be disclosed or otherwise known to the Board of Directors, or a majority thereof at the meeting of the Board of Directors which acts upon or in reference to such contract or transaction; nor shall any director or officer be liable to account to this corporation for any profits realized by or from or through any such transaction or contract of the corporation by reason of such directorship, office or interest.

ARTICLE EIGHT

The name of the incorporator is Perry M. Reaves and his address is 3000 One Shell Plaza, Houston, Texas.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of January, 1978.

/s/ Perry M. Reaves
Perry M. Reaves

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Alice D. Roberts, a notary public, do hereby certify that on the 12th day of January, 1978, personally appeared before me, Perry M. Reaves, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

/s/ Alice D. Roberts
Notary Public in and for Harris County, TEXAS

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is L. J. Melody & Company.

ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on July 11, 1979:

Article Four of the Articles of Incorporation is amended by deleting said Article Four in its entirety and inserting in lieu thereof the following:

ARTICLE FOUR

The total number of shares of all classes of stock which the corporation shall have authority to issue is Four Thousand (4,000) shares, of which One Thousand (1,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Preferred Stock” and Three Thousand (3,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Common Stock”.

(1) Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

(2) Each series of Preferred Stock

(a) may have such number of shares;

(b) may have such voting powers, full or limited, or may be without voting powers;

(c) may be subject to redemption at such time or times and at such prices;

(d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation;

(f) may be made convertible into, or exchangeable for, shares of any other class or classes (except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation) or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange, and with such adjustments;

(g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of any outstanding stock of the corporation; and

(i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

all as shall be determined by the Board of Directors and stated in the resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

(3) Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of the amendments set forth in Article Two hereof was 1,350.

ARTICLE FOUR. The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting the amendments set forth in Article Two hereof.

ARTICLE FIVE. The stated capital of the corporation shall not be changed by reason of the amendments set forth in Article Two hereof.

Dated July 11, 1979

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody,
President

And	/s/ John M. Bradley
John M. Bradley,
Secretary

Sworn to July 11, 1979

/s/ Sharon G. Lloyd
Notary Public
Harris County, Texas

My commission expires

SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires: 1-16-81

[Notarial Seal]

1/T

STATEMENT OF

RESOLUTION ESTABLISHING SERIES OF SHARES

To the Secretary of State

of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

I. The name of the corporation is L. J. Melody & Company.

II. The following resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on July 12, 1979:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights.

Dated July 12, 1979.

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody
President

By	/s/ John M. Bradley
John M. Bradley
Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Sharon G. Lloyd, a notary public, do hereby certify that on this 12th day of July, 1979, personally appeared before me Lawrence J. Melody, who being by me first duly sworn, declared that he is the president of L. J. Melody & Company, that he signed the foregoing document as president of the corporation, and that the statements therein contained are true.

My Commission expires

                    , 19    .

[Notarial Seal]	/s/ Sharon G. Lloyd
Notary Public in and for Harris County, Texas

SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires: 1-16-81

L. J. MELODY & COMPANY

UNANIMOUS CONSENT OF BOARD

OF DIRECTORS

WHEREAS, paragraph B of Article 9.10 of the Texas Business Corporation Act provides that, unless otherwise restricted by the articles of incorporation or bylaws of a corporation organized and existing under the laws of the State of Texas, any action required or permitted to be taken at any meeting of the board of directors of such corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors;

NOW THEREFORE, we, the undersigned, constituting all of the members of the board of directors of L. J. Melody & Company, a Texas corporation (“corporation”) do hereby adopt the following resolutions by our unanimous consent in writing on the date hereof, and hereby direct that such shall be filed with the minutes of the proceedings of such board of directors:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights; and further

RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of the corporation be and they hereby are authorized and directed to execute a statement in substantially the form submitted with these resolutions and bearing the caption “STATEMENT OF RESOLUTION ESTABLISHING SERIES OF SHARES” dated July 12, 1979 and such statement, verified by one of the officers signing the same, be delivered in duplicate to the Secretary of State of the State of Texas, pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act; and further

RESOLVED, that the consideration for shares of 8% Preferred Stock be and it hereby is fixed at $100.00 per share and that, subsequent to the filing of the statement described in the foregoing resolution as set forth therein, 160 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to Lawrence J. Melody in return for $16,000.00, the receipt of which is hereby acknowledged, and that 40 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to John M. Bradley in return for $4,000.00, the receipt of which is hereby acknowledged, and that the proper officers of the corporation be and they hereby are authorized and directed to issue to such persons respectively certificates representing such 160 and 40 shares of 8% Preferred Stock, par value $100.00 per share, of the corporation, such shares when so issued to be fully paid and nonassessable.

IN WITNESS WHEREOF, we have hereunto set our hands this 12th day of July, 1979.

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ John M. Bradley
John M. Bradley

STATEMENT OF CHANGE OF REGISTERED

OFFICE OR REGISTERED AGENT OR BOTH

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation	L. J. Melody & Company

2.	The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the
	State of Texas prior to filing this statement is	1717 St. James Place Suite 430 Houston, Texas 77056

3.	The address, including street and number, to which its registered office is to be changed is	One Riverway, Suite 1850 Houston,
Texas 77056
(Give new address of state “no change”)

4.	The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing
	this statement is	Lawrence J. Melody

5.	The name of its new registered agent is
NO CHANGE
(Give new name or state “no change”)

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	Such change was authorized by its board of directors.

/s/ W. D. Murphy
President or Vice President

Sworn to	May 23, 1983
(date)

/s/ Anita Craig
Notary Public

Harris County, Texas

ANITA CRAIG Notary Public, State of Texas My Commission Expires August 24, 1985

STATEMENT OF CHANGE OF REGISTERED OFFICE

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation is L. J. Melody & Company.

2.	The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is One Riverway, Suite 1850, Houston, Texas 77056.

3.	The address, including street and number, to which its registered office to be changed is 5847 San Felipe, Suite 4400, Houston, Texas 77057.

4.	The address of its registered office and the address of the business office of its registered agent will be identical.

5.	Such change was authorized by its Board of Directors.

/s/ L. J. Melody
President

THE STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

Before me, a Notary Public, on this day personally appeared Lawrence J. Melody, known to me to be the person whose name is subscribed to the foregoing document and, being by me first fully sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 17th day of August 1987.

BETSY B. HINES Notary Public, State of Texas Commission Expires 6-7-89	/s/ Betsy B. Hines
My commission expires:	Notary Public

CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, John Sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

CB COMMERCIAL MORGAGE COMPANY INC

is, as of this date, in good standing with this office for the purpose of dissolution under Article 6.01 of the Texas Business Corporation Act, merger, or withdrawal of an out-of state corporation, having filed the required franchise tax reports and paid the franchise tax computed to be due thereunder through MAY 15, 1997

This certificate is not valid for the purpose of dissolution under Article 6.06 of the Texas Business Corporation Act or withdrawal of a limited liability company.

GIVEN UNDER MY HAND AND

SEAL OF OFFICE in the City of

Austin, this 9TH day of

JULY, 1996 A.D.

/s/ John Sharp
JOHN SHARP
Comptroller of Public Accounts

Charter/C.O.A. number: 0009755144-6

Form 05-329 (Rev 9-93/8)

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned CB Commercial Mortgage Company, Inc., a California corporation (“Merging Corporation”), and L.J. Melody & Company, a Texas corporation and a wholly-owned subsidiary of Merging Corporation (“Surviving Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its wholly-owned subsidiary:

1. The total outstanding capital stock of Surviving Corporation consists of 1,042,258 shares of Common Stock, all of which is owned by Merging Corporation, its parent;

2. A copy of the resolution of the Board of Directors of Merging Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of July 3, 1996;

3. The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B;

4. Pursuant to Article 5.16A(b) of the Act, no approval of the sole shareholder of Surviving Corporation (which shareholder is Merging Corporation) is required;

5. The total outstanding capital stock of Merging Corporation consists of one class of Common Stock, 10 shares of which are issued and outstanding and all of which shares voted in favor of the Plan of Merger; and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of California and by its constituent documents.

Dated: July 3, 1996

CB COMMERCIAL MORTGAGE COMPANY, INC.

By	/s/ David A. Davidson
Name	David A. Davidson
Title	Vice President

EXHIBIT A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

CB COMMERCIAL MORTGAGE COMPANY, INC.

Pursuant to the California Corporations Code, we, the undersigned, being all of the directors of CB Commercial Mortgage Company, Inc., a California corporation, do hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with L. J. Melody & Company, a Texas corporation (“Surviving Corporation”), so that Surviving Corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger in substantially the form attached hereto as Exhibit A (the Plan of Merger”) providing for the merger of this corporation with and into Surviving Corporation, with Surviving Corporation as the surviving corporation, and the terms and conditions set forth therein be and they hereby are approved;

RESOLVED FURTHER, that this corporation seek the approval of the Plan of Merger and the terms and conditions therein from the shareholder of this corporation;

RESOLVED FURTHER, that this board of directors recommend that the shareholder of this Corporation approve the Plan of Merger;

RESOLVED FURTHER, that the Chairman of the Board, the President or any Vice President, together with the Secretary or any Assistant Secretary, be and they hereby are authorized and directed to execute, acknowledge and deliver, as appropriate, the Plan of Merger and the Articles of Merger evidencing the approval of the Plan of Merger;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments and do such other acts in the name and on behalf of this corporation as may be necessary or proper to perform fully the terms and conditions of the Plan of Merger; and

ARTICLES OF MERGER OF

DOMESTIC CORPORATIONS

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned L.J. Melody & Company, a Texas corporation (“Surviving Corporation”) and L.J. Melody & Company of California, a Texas corporation and a wholly-owned subsidiary of Surviving Corporation (“Merging Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation:

1. The total outstanding capital stock of Merging Corporation consists of 991,425 shares of Common Stock, all of which is owned by Surviving Corporation, its parent;

2. A copy of the resolution of the Board of Directors of Surviving Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolution was adopted as of December 20, 1996;

3. Pursuant to Article 5.16A(a) of the Act, no Plan of Merger is required;

4. Pursuant to Article 5.16A(a) of the Act no approval of the sole shareholder of Merging Corporation (which shareholder is Surviving Corporation) is required.

5. The total outstanding capital stock of Surviving Corporation consists of one class of Common Stock, 10 shares of which are issued and outstanding and all of which shares voted in favor of the Merger; and

Dated. December 23, 1996

L.J. MELODY & COMPANY

By	/s/ Walter V. Stafford
Name	Walter V. Stafford
Title	Vice President

Exhibit A

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

L.J. MELODY & COMPANY

Pursuant to the Texas Business Corporation Act, we, the undersigned, being all of the directors (the “Board”) of L.J. Melody & Company, a Texas corporation, hereby unanimously consent in writing to the following resolutions:

WHEREAS, it is in the best interests of this corporation to merge with L.J. Melody & Company of California, a Texas corporation (“Merging Corporation”), so that this corporation will be the surviving corporation in the merger;

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Merger in substantially the form previously distributed to the Board (the “Articles of Merger”), providing for the merger of Merging Corporation with and into this corporation, with this corporation as the surviving corporation, be and they hereby are approved;

RESOLVED FURTHER, that the officers of this corporation be, and each of them hereby is, authorized and directed to execute, acknowledge, file, and record such instruments, including without limitation the Articles of Merger, and do such other acts in the name and on behalf of this corporation as may be necessary or proper to merge Merging Corporation into this corporation; and

RESOLVED FURTHER, that all actions taken by officers of this corporation that are within the scope of the foregoing resolutions but taken prior to the date of these resolutions be, and each hereby is, adopted, ratified and approved.

This Consent may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one consent.

Dated as of December 20, 1996.

/s/ James J. Didion
James J. Didion

/s/ Walter V. Stafford
Walter V. Stafford

/s/ Lawrence J. Melody
Lawrence J. Melody

Office of the Secretary of State	Corporations Section P.O. Box 13697 Austin, Texas 78711-3697

ASSUMED NAME CERTIFICATE

1.	The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate
	of authority or comparable document is	L. J. Melody & Company

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is	North Coast
Mortgage Company

3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is	Texas ,

and the address of its registered or similar office in that jurisdiction is	800 Brazos, Austin, TX 78701

4.	The period, not to exceed 10 years, during which the assumed name will be used is	ten (10) years

5.	The entity is a (circle one):

Business Corporation  ☒

Non-Profit Corporation  ☐

Professional Corporation  ☐

Professional Association  ☐

Limited Liability Company  ☐

Limited Partnership  ☐

Registered Limited Liability Partnership  ☐

If the entity is some other type of incorporated business, professional or other association, please specify below:

6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is	800 Brazos, Austin,
TX 78701

and the name of its registered agent at such address is	Corporation Service Company *

The address of the principal office (if not the same as the registered office) is	5847 San Felipe, Suite 4400, Houston, TX
77057

*	dba CSC-Lawyers Incorporating Service Company

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is and the office address elsewhere is

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”):

Dallas, Harris, Travis

/s/ Jay R. Arthur
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

State of Texas	§
§
County of Harris	§

This instrument was acknowledged before me on February 19, 1999 by
(date)

Jay R. Arthur
(name of person acknowledging)

/s/ Candice Corzo
Signature of Notary Notary Public, State of Texas

Form No. 503

Revised 8/98

The office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the provision of services.

ARTICLES OF MERGER OF

DOMESTIC AND FOREIGN CORPORATION

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned L. J. Melody & Company, a Texas corporation (“Surviving Corporation”) and Carey, Brumbaugh, Starman, Phillips & Associates, Inc., a Pennsylvania corporation, and a wholly-owned subsidiary of Surviving Corporation (“Merging Corporation”), do hereby adopt the following Articles of Merger for the purpose of merging Merging Corporation into Surviving Corporation, its parent:

1. The total outstanding capital stock of Merging Corporation consists of 10,000 shares of voting and non-voting common Stock, all of which is owned by Surviving Corporation, its parent;

2. A copy of the resolutions of the Board of Directors of Surviving Corporation to merger Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolutions were adopted as of September 20, 1999;

3. The Plan of Merger relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B;

4. Pursuant to Article 5 16A(a) of the Act, no approval of the sole shareholder of Merging Corporation is required;

5. Pursuant to Articles 5 03(G) and 5 16A(a) of the Act, no approval of the sole shareholder of Surviving Corporation is required; and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of Pennsylvania and by its constituent documents

Dated: September 21, 1999

L.J. MELODY & COMPANY

By:	/s/ Walter V. Stafford
Walter V. Stafford Vice President

UNANIMOUS WRITTEN CONSENT OF

BOARD OF DIRECTORS OF

L.J. MELODY & COMPANY

Pursuant to Section 9 10 of the Texas Business Corporation Act and the Bylaws of L.J. Melody & Company, a Texas corporation (the “Corporation”), the undersigned, being all of the members of the Board of Directors of the Corporation, hereby adopt the following resolutions, such resolutions to have the same force and effect as if adopted at a duly held meeting of the directors of the Corporation.

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary Carey, Brumbaugh, Starman, Phillips & Associates, Inc., a Pennsylvania corporation, with this Corporation being the surviving corporation;

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of Carey, Brumbaugh, Starman, Phillips & Associates, Inc.; and

RESOLVED FURTHER, that the proper officers of this Corporation be and they hereby are directed to make, execute and acknowledge a Plan of Merger and Articles of Merger setting forth a copy of the resolutions to merge Carey, Brumbaugh, Starman, Phillips & Associates, Inc. into this Corporation and to assume all its liabilities and obligations and to cause the same to be filed and/or recorded with the Texas Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Texas, which may be necessary or appropriate to effect said merger.

Dated as of September 20, 1999

/s/ Lawrence J. Melody	/s/ Walter V. Stafford
Lawrence J. Melody	Walter V. Stafford

/s/ Raymond E. Wirta
Raymond E. Wirta

EXHIBIT A

PLAN OF MERGER

This Plan of Merger is entered into as of September 20, 1999 between Carey, Brumbaugh, Starman, Phillips & Associates, Inc, a Pennsylvania corporation (“Merging Corporation”), and L. J. Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation.

2. Each outstanding share of Merging Corporation shall be cancelled.

3. The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A.

4. The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged.

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instructions and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law.

EXHIBIT B

Office of the Secretary of State	Corporations Section P.O. Box 13697 Austin, Texas 78711-3697

STATEMENT OF CHANGE OF REGISTERED OFFICE OR

REGISTERED AGENT OR BOTH BY A CORPORATION,

LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1. The name of the entity is	L.J. Melody & Company	.

The entity’s charter/certificate of authority/file number is	0042450700	.

2. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is:

400 North St. Paul, Dallas, TX 75201		.

3. A. The address of the NEW registered office is. (Please provide street address, city, state and zip code. The address must be in Texas.)

c/o C T CORPORATION SYSTEM, 350 N. St. Paul Street, Dallas, TX 75201		.

OR B. The registered office address will not change

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is

Corporation Service Company	.

5. A. The name of the NEW registered agent is	C T CORPORATION SYSTEM	.

OR B. The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7. The changes shown above were authorized by:

Business Corporations may select A or B Non-Profit Corporations may select A, B, or C	Limited Liability Companies may select D or E Limited Partnerships select F

 A.         The board of directors; OR

 B.   X   An officer of the corporation so authorized by the board of directors; OR

 C.         The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the

              Texas Non-Profit Corporation Act.

 D.         Its members

 E.         Its managers

 F.         The limited partnership

/s/ Kelsa Jones
(Authorized Officer of Corporation) (Authorized Member or Manager of LLC) (General Partner of Limited Partnership)
Kelsa Jones, Assistant Secretary

(TEXAS – 2231 – 12/28/95)

ARTICLES OF MERGER

OF

EBERHARDT HOLDING COMPANY

AND

L. J. MELODY & COMPANY

To the Secretary of State

State of Texas

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned L. J. Melody & Company, a Texas corporation (“Surviving Corporation”) and Eberhardt Holding Company, a Minnesota corporation (“Merging Corporation”), and a wholly-owned subsidiary of Surviving Corporation, its parent.

1. The total outstanding capital stock of Merging Corporation consists of 885 shares of Common Stock, all of which are owned by Surviving Corporation, its parent,

2. A copy of the resolutions of the Board of Directors of Surviving Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolutions were adopted as of December 22, 1999,

3. The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B;

4. Pursuant to article 5 16A(a) of the Act, no approval of the sole shareholder of Merging Corporation (which shareholder is Surviving Corporation) is required,

5. Pursuant to Articles 5 03(G) and 5.16A(a) of the Act, no approval of the sole shareholder of Surviving Corporation is required, and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of Minnesota and by its constituent documents.

Dated. December 22, 1999

L. J. Melody & Company

By:	/s/ Walter V Stafford
Walter V Stafford Vice President

EXHIBIT A

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS OF

L. J. MELODY & COMPANY

Pursuant to the Texas Business Corporation Act and the By-laws of L. J. Melody & Company, a Texas corporation (the “Corporation”), the undersigned, being all of the directors of the Corporation, do hereby consent in writing to the adoption of the following resolution in lieu of a meeting, such resolution to have the same force and effect as if adopted at a duly held meeting of the directors of the Corporation

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary, Eberhardt Holding Company, a Minnesota corporation, with this corporation being the surviving corporation

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of Eberhardt Holding Company; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make, execute and acknowledge a Plan of Merger and Articles of Merger evidencing the approval to merge Eberhardt Holding Company into this corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Texas Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Texas, which may be necessary or appropriate to effect said merger

Dated as of December 22, 1999

/s/ Lawrence J Melody
Lawrence J Melody

/s/ Walter V Stafford
Walter V Stafford

/s/ Raymond E. Wirta
Raymond E. Wirta

EXHIBIT B

PLAN OF MERGER

This plan of Merger is entered into as of December 22, 1999 between Eberhardt Holding Company, a Minnesota corporation (“Merging Corporation”), and L. J Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation

2. Each outstanding share of Merging Corporation shall be cancelled

3. The Articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A

4. The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged.

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law.

JAN 13 1978

ARTICLES OF INCORPORATION

OF

L. J. MELODY & COMPANY

The undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE ONE

The name of the corporation is L. J. Melody & Company.

ARTICLE TWO

The Period of its duration is perpetual.

ARTICLE THREE

The purpose for which the corporation is organized is the transaction of all lawful business for which corporations may be organized under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is Three Thousand (3,000) shares of common stock of the par value of One Hundred Dollars ($100) each.

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

ARTICLE SIX

The street address of its initial registered office is 1717 St. James Place, Suite 430, Houston, Texas 77056 and the name of its initial registered agent at such address is Lawrence J. Melody.

ARTICLE SEVEN

(1) The number of directors of the corporation shall be fixed by, or in the manner provided in, the By-Laws. The number constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected qualified are:

Name	Address
Lawrence J. Melody	1717 St. James Place, Suite 430
Houston, Texas 77056

John M. Bradley	1717 St. James Place, Suite 430
Houston, Texas 77056

Peter M. Ramme	1717 St. James Place, Suite 430
Houston, Texas 77056

(2) The corporation may enter into contracts or transact business with one or more of its directors or officers, or with any corporation, firm or association in which any of its directors or officers are stockholders, directors, officers, members, employees or otherwise interested; and no such contract or other transaction shall be void or voidable or otherwise affected by reason of such directorship or office in the corporation or such interest in such other firm, corporation or association, notwithstanding that a director or directors having such interest are present and counted in determining the existence of a quorum at a meeting of the Board of Directors of the corporation which acts upon or in reference to such contract or transaction, and notwithstanding that the vote of such director or directors shall have been necessary to authorize, approve, ratify, or otherwise obligate the corporation upon such contract or transaction, provided that the fact of such interest shall be disclosed or otherwise known to the Board of Directors, or a majority thereof at the meeting of the Board of Directors which acts upon or in reference to such contract or transaction; nor shall any director or officer be liable to account to this corporation for any profits realized by or from or through any such transaction or contract of the corporation by reason of such directorship, office or interest.

ARTICLE EIGHT

The name of the incorporator is Perry M. Reaves and his address is 3000 One Shell Plaza, Houston, Texas.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of January, 1978.

/s/ Perry M. Reaves
Perry M. Reaves

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Alice D. Roberts, a notary public, do hereby certify that on the 12th day of January, 1978, personally appeared before me, Perrry M. Reaves, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

/s/ Alice D Roberts
Notary Public in and for Harris County, TEXAS

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is L. J. Melody & Company.

ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on July 11, 1979:

Article Four of the Articles of Incorporation is amended by deleting said Article Four in its entirety and inserting in lieu thereof the following:

ARTICLE FOUR

The total number of shares of all classes of stock which the corporation shall have authority to issue is Four Thousand (4,000) shares, of which One Thousand (1,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Preferred Stock” and Three Thousand (3,000) shares, par value One Hundred Dollars ($100.00) per share, shall be a class designated “Common Stock”.

(1) Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

(2) Each series of Preferred Stock

(a) may have such number of shares;

(b) may have such voting powers, full or limited, or may be without voting powers;

(c) may be subject to redemption at such time or times and at such prices;

(d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation;

(f) may be made convertible into, or exchangeable for, shares of any other class or classes (except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation) or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange, and with such adjustments;

(g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of any outstanding stock of the corporation; and

(i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

all as shall be determined by the Board of Directors and stated in the resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares than outstanding) from time to time by like action of the Board of Directors.

(3) Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of the amendments set forth in Article Two hereof was 1,350.

ARTICLE FOUR. The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting the amendments set forth in Article Two hereof.

ARTICLE FIVE. The stated capital of the corporation shall not be changed by reason of the amendments set forth in Article Two hereof.

Dated July 11, 1979

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody,
President

And	/s/ John M. Bradley
John M. Bradley,
Secretary

Sworn to July 11, 1979

/s/ Sharon G. Lloyd
Notary Public
My commission expires	Harris County, Texas

/s/ SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires: 1-16-81
[Notarial Seal] 1/T

STATEMENT OF

RESOLUTION ESTABLISHING SERIES OF SHARES

To the Secretary of State

    of the State of Texas:

Pursuant to the provisions of Article 2.13 of Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

I. The name of the corporation is L. J. Melody & Company.

II. The following resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on July 12, 1979:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary of involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights.

Dated July 12, 1979.

L. J. MELODY & COMPANY

By	/s/ Lawrence J. Melody
Lawrence J. Melody
President

By	/s/ John M. Bradley
John M. Bradley
Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Sharon G. Lloyd, a notary public, do hereby certify that on this 12th day of July, 1979, personally appeared before me Lawrence J. Melody, who being by me first duly sworn, declared that he is the president of L. J. Melody & Company, that he signed the foregoing document as president of the corporation, and that the statements therein contained are true.

My Commission expires

                    , 19    .

[Notarial Seal]

/s/ Sharon G. Lloyd
Notary Public in and for HARRIS COUNTY, TEXAS

SHARON G. LLOYD
Notary Public in and for Harris County, Texas
My Commission Expires 1-16-81

L. J. MELODY & COMPANY

UNANIMOUS CONSENT OF BOARD

OF DIRECTORS

WHEREAS, paragraph B of Article 9.10 of the Texas Business Corporation Act provides that, unless otherwise restricted by the articles of incorporation or bylaws of a corporation organized and existing under the laws of the State of Texas, any action required or permitted to be taken at any meeting of the board of directors of such corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors;

NOW THEREFORE, we, the undersigned, constituting all of the members of the board of directors of L. J. Melody & Company, a Texas corporation (“corporation”) do hereby adopt the following resolutions by our unanimous consent in writing on the date hereof, and hereby direct that such shall be filed with the minutes of the proceedings of such board of directors:

RESOLVED, that pursuant to the authority vested in the board of directors of the corporation by Article Four of the Articles of Incorporation, as amended, the directors do hereby authorize for issuance 200 shares of Preferred Stock, do hereby determine that such 200 shares shall constitute the first series of Preferred Stock, do hereby designate such 200 shares as 8% Preferred Stock and do hereby establish that such 8% Preferred Stock shall have the relative rights, preferences, and limitations as follows:

(a) Dividends. The holders of 8% Preferred Stock are entitled to receive annual dividends at a rate of $8.00 per annum, and no more, on each share, payable annually within a reasonable period of time after the close of each fiscal year of the corporation but in no event later than the last business day of the second full month after the close of each such fiscal year.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of the shares of 8% Preferred Stock shall be entitled to receive from the assets of the corporation $100 per share.

(c) Regarding Exchange or Conversion Rights. The shares of 8% Preferred Stock have no exchange or conversion rights.

(d) Regarding Voting Rights. Except to the extent that a denial of voting rights is inconsistent with the provisions of the Texas Business Corporation Act, the shares of 8% Preferred Stock have no voting rights; and further

RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of the corporation be and they hereby are authorized and directed to execute a statement in substantially the form submitted with these resolutions and bearing the caption “STATEMENT OF RESOLUTION ESTABLISHING SERIES OF SHARES” dated July 12, 1979 and such statement, verified by one of the officers signing the same, be delivered in duplicate to the Secretary of State of the State of Texas, pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act; and further

RESOLVED, that the consideration for shares of 8% Preferred Stock be and it hereby is fixed at $100.00 per share and that, subsequent to the filing of the statement described in the foregoing resolution as set forth therein, 160 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to Lawrence J. Melody in return for $16,000.00, the receipt of which is hereby acknowledged, and that 40 shares of the 8% Preferred Stock, par value $100.00 per share, of the corporation be issued to John M. Bradley in return for $4,000.00, the receipt of which is hereby acknowledged, and that the proper officers of the corporation be and they hereby are authorized and directed to issue to such persons respectively certificates representing such 160 and 40 shares of 8% Preferred Stock, par value $100.00 per share, of the corporation, such shares when so issued to be fully paid and nonassessable.

IN WITNESS WHEREOF, we have hereunto set our hands this 12th day of July, 1979.

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ John M. Bradley
John M. Bradley

STATEMENT OF CHANGE OF REGISTERED

OFFICE OR REGISTERED AGENT OR BOTH

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation	L. J. Melody & Company

2.	The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the
	State of Texas prior to filing this statement is	1717 St. James Place Suite 430 Houston, Texas 77056

3.	The address, including street and number, to which its registered office is to be changed is	One Riverway, Suite 1850 Houston,
Texas 77056
(Give new address of state “no change”)

4.	The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this
	statement is	Lawrence J. Melody

5.	The name of its new registered agent is
NO CHANGE
(Give new name or state “no change”)

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	Such change was authorized by its board of directors.

/s/ W. D. Murphy
President or Vice President

Sworn to	May 23, 1983
(date)

/s/ Anita Craig
Notary Public

Harris County, Texas

ANITA CRAIG Notary Public, State of Texas My Commission Expires August 24, 1985

STATEMENT OF CHANGE OF REGISTERED OFFICE

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation is L. J. Melody & Company.

2.	The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is One Riverway, Suite 1850, Houston, Texas 77056.

3.	The address, including street and number, to which its registered office to be changed is 5847 San Felipe, Suite 4400, Houston, Texas 77057.

4.	The address of its registered office and the address of the business office of its registered agent will be identical.

5.	Such change was authorized by its Board of Directors.

/s/ LJ Melody
President

THE STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

Before me, a Notary Public, on this day personally appeared Lawrence J. Melody, known to me to be the person whose name is subscribed to the foregoing document and, being by me first fully sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 17th day of August 1987.

BETSY B. HINES Notary Public, State of Texas Commission Expires 6-7-89	/s/ Betsy B. Hines
My commission expires:	Notary Public

ARTICLES OF MERGER

OF

EBERHARDT COMPANY

AND

L. J. MELODY & COMPANY

To the Secretary of State

State of Texas

Pursuant to Article 5.16 of the Texas Business Corporation Act (the “Act”), the undersigned L. J. Melody & Company, a Texas corporation (“Surviving Corporation”) and Eberhardt Company, a Minnesota corporation (“Merging Corporation”), and a wholly-owned subsidiary of Surviving Corporation, its parent:

1. The total outstanding capital stock of Merging Corporation consists of 10,000 shares of Common Stock, all of which are owned by Surviving Corporation, its parent;

2. A copy of the resolutions of the Board of Directors of Surviving Corporation to merge Merging Corporation into Surviving Corporation is attached hereto as Exhibit A, such resolutions were adopted as of March 6, 2000;

3. The plan of merger (the “Plan of Merger”) relating to the merger of Merging Corporation into Surviving Corporation is attached hereto as Exhibit B,

4. Pursuant to Article 5 16A(a) of the Act, no approval of the sole shareholder of Merging Corporation (which shareholder is Surviving Corporation) is required;

5. Pursuant to Articles 5.03(G) and 5 16A(a) of the Act, no approval of the sole shareholder of Surviving Corporation is required; and

6. The approval of the Plan of Merger by Merging Corporation was duly authorized by all action required by the laws of the State of Minnesota and by its constituent documents

Dated. March 17, 2000

L. J. Melody & Company

By	/s/ Walter V. Stafford
Walter V. Stafford
Vice President

EXHIBIT A

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OR DIRECTORS OF

L. J. MELODY & COMPANY

Pursuant to the Texas Business Corporation Act and the By-laws of L. J. Melody & Company, a Texas corporation (the “Corporation”), the undersigned, being all of the directors of the Corporation, do hereby consent in writing to the adoption of the following resolution in lieu of a meeting, such resolution to have the same force and effect as if adopted at a duly held meeting of the directors of the Corporation.

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary, Eberhardt Company, a Minnesota corporation, with this corporation being the surviving corporation.

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of Eberhardt Company; and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make, execute and acknowledge a Plan of Merger and Articles of Merger evidencing the approval to merge Eberhardt Company into this corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Texas Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Texas, which may be necessary or appropriate to effect said merger.

Dated as of March 6, 2000

/s/ Lawrence J. Melody
Lawrence J. Melody

/s/ Walter V. Stafford
Walter V. Stafford

/s/ Raymond E. Wirta
Raymond E. Wirta

EXHIBIT B

PLAN OF MERGER

This plan of Merger is entered into as of March 6, 2000 between Eberhardt Company, a Minnesota corporation (“Merging Corporation”), and L. J. Melody & Company, a Texas corporation (“Surviving Corporation”).

1. Merging Corporation shall be merged into Surviving Corporation.

2. Each outstanding share of Merging Corporation shall be cancelled

3 The articles of Incorporation of Surviving Corporation shall remain unchanged by the merger and are attached hereto as Exhibit A.

4. The shares of Surviving Corporation outstanding immediately prior to the merger shall remain unchanged.

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law.

STATEMENT OF CHANGE OF REGISTERED

OFFICE OR REGISTERED AGENT OR BOTH

BY A TEXAS DOMESTIC CORPORATION

1.	The name of the corporation	L. J. Melody & Company

2.	The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the
	State of Texas prior to filing this statement is	1717 St. James Place Suite 430 Houston, Texas 77056

3.	The address, including street and number, to which its registered office is to be changed is	One Riverway, Suite 1850 Houston,
Texas 77056
(Give new address of state “no change”)

4.	The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this
	statement is	Lawrence J. Melody

5.	The name of its new registered agent is
NO CHANGE
(Give new name or state “no change”)

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	Such change was authorized by its board of directors.

/s/ W. D. Murphy
President or Vice President

Sworn to	May 23, 1983
(date)

/s/ Anita Craig
Notary Public

Harris County, Texas

ANITA CRAIG Notary Public, State of Texas My Commission Expires August 24, 1985

ARTICLES OF MERGER

OF

BOSTON MORTGAGE CAPITAL CORP.

INTO

L. J. MELODY & COMPANY

Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, L J Melody & Company, a business corporation organized under the laws of the State of Texas, and owning at least ninety percent of the shares of Boston Mortgage Capital Corp, a business corporation organized under the laws of the State of Massachusetts, hereby executes the following articles of merger

1 The following is a copy of the resolutions of L. J Melody & Company adopted as of January 1, 2001, and in accordance with the laws of its jurisdiction and its constituent documents

RESOLVED, that this Corporation hereby merges into itself its wholly owned subsidiary, Boston Mortgage Capital Corp., a Massachusetts corporation, with this corporation being the surviving corporation

RESOLVED FURTHER, that this Corporation shall assume all of the liabilities and obligations of Boston Mortgage Capital Corp, and

RESOLVED FURTHER, that the proper officers be and they hereby are directed to make, execute and acknowledge Articles of Merger setting forth a copy of the resolutions to merge Boston Mortgage Capital Corp into this corporation and to assume all of its liabilities and obligations and to cause the same to be filed and/or recorded with the Texas Secretary of State and with any other appropriate jurisdiction and to do all acts and things whatsoever, whether within or without the State of Texas, which may be necessary or appropriate to effect said merger.

2. The total number or percentage of outstanding shares identified by class, series or group of the subsidiary corporation and the number or percentage of shares in each class, series or group owned by the parent corporation is

Class, Series or Group	Number or Percentage of Shares Outstanding	Number or Percentage of Shares Owned by Parent
Common	100%	100%

3 The surviving corporation will be responsible for the payment of all fees and franchise taxes of the merged corporation and will be obligated to pay such fees and franchise taxes if the same are not timely paid

Dated as of January 1, 2001

L J. Melody & Company

By:	/s/ Kelsa L. Jones
Kelsa L. Jones
Assistant Secretary

STATS TEAM MAINTENANCE REQUEST

NAME OF CORPORATION	L. J. MELODY & COMPANY

CHARTER NUMBER & TYPE	424507-00	DATE	5-22-01

ATTACH COPIES OF DOCUMENTS (IF NECESSARY) FOR ENTRY

                    DISSOLUTION FILED IN ERROR, ACTIVATE CORPORATION

                    WITHDRAWAL FILED IN ERROR, ACTIVATE CORPORATION

                            CHANGE REGISTERED AGENT TO

                            CHANGE REGISTERED OFFICE TO

                        REINSTATEMENT FILED IN ERROR

                            ADD DEAD CODE

                            ADD DEAD DATE

                        TERMINATION FILED IN ERROR, ACTIVATE CORPORATION

        ✓            BACK MERGER OUT, FILED IN ERROR

                        CHANGE SURVIVOR TO

                        CHANGE DEAD DATE TO

REASON FOR

MAINTENANCE

PERSON REQUESTING MAINTENANCE         AN         DATE COMPLETED    5-23-01

BE SURE TO ATTACH COPIES PENDING OR HISTORY MAINTENANCE, IF NECESSARY

ARTICLES OF MERGER

MERGING

L.J. MELODY INVESTMENTS, INC.

INTO

L.J. MELODY & COMPANY

Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, L.J. Melody & Company, a business corporation organized under the laws of the State of Texas, and owning one hundred percent of the Shares of L.J. Melody Investments, Inc., a business corporation organized under the laws of the State of Texas, hereby executes the following articles of merger.

1. The board of directors of L.J. Melody & Company adopted the following resolution by unanimous written consent on May 9, 2003, in accordance with the provisions of Section 9.10B the Texas Business Corporation Act and the bylaws of the corporation:

WHEREAS this corporation lawfully owns 100% of the outstanding stock of L.J. Melody Investments, Inc., a corporation organized and existing under the laws of the State of Texas; and

WHEREAS this corporation desires to merge into itself the said L.J. Melody Investments, Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation;

NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself said L.J. Melody Investments, Inc. and assume all of its liabilities and obligations;

FURTHER RESOLVED, that each officer of this corporation be and he or she hereby is directed to make and execute Articles of Merger setting forth a copy of the resolution to merge said L.J. Melody Investments, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of the State of Texas; and

FURTHER RESOLVED, that each of the officers of this corporation be and hereby is authorized and director to do all acts and things whatsoever, whether within or without the State of Texas, which may be in any way necessary or proper to effect said merger.

2. L.J. Melody & Company shall assume all the estate, property, rights privileges and franchises of L.J. Melody Investments, Inc. and all shall assume and be responsible for the liabilities and obligations of L.J. Melody Investments, Inc., including, but not limited to all fees and franchise taxes required to be paid under applicable law.

Dated as of May 29, 2003	L.J. Melody & Company

	By:	/s/ Dean E. Miller
	Name:	Dean E. Miller
	Title:	Vice President and Assistant Secretary

Form 404

Rev. (09/03)

Form 404 (revised 9/03)	Articles of Amendment Pursuant to Article 4.04, Texas Business Corporation Act	This space is reserved for office use.
Return in Duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 FAX: 512/463-5709 Filing Fee: $150

Article 1 – Name

The name of the corporation is as set forth below:

L.J. Melody & Company
State the name of the entity as it is currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name in Article 1.
The filing number issued to the corporation by the secretary of state is: 0042450700
Article 2—Amended Name
(If the purpose of the articles of amendment is to change the name of the corporation, then use the following statement)
The amendment changes the articles of incorporation to change the article that names the corporation.
The article in the Articles of Incorporation is amended to read as follows:
The name of the corporation is (state the new name of the corporation below)
CBRE Melody & Company
The name of the entity must contain an organizational ending or accepted abbreviation of such term. The name must not be the same as, deceptively similar to or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for “name availability” is recommended.

TX008 - 9/03/03 C T System Online

Article 3 – Amendment to Registered Agent/Registered Office

The amendment changes the articles of incorporation to change the article stating the registered agent and the registered office address of the corporation. The article is amended to read as follows:

Registered Agent of the Corporation

(Complete either A or B, but not both. Also complete C.)

A. The registered agent is an organization (cannot be corporation named above) by the name of:

OR

B. The registered agent is an individual resident of the state whose name is set forth below.

First Name	MI	Last Name	Suffix

Registered Office of the Corporation (Cannot be a P.O. Box.)

C. The business address of the registered agent and the registered office address is:
Street Address	City	State	Zip Code
TX

Article 4 – Other Altered, Added, or Deleted Provisions

Other changes or additions to the articles of incorporation may be made in the space provided below. If the space provided is insufficient to meet your needs, you may incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

Article 5—Date of Adoption

The date of the adoption of the amendment(s) by the shareholders of the corporation, or by the board of directors where no shares have been issued is August 25, 2005

Article 6—Statement of Approval

The amendments to the articles of incorporation have been approved in the manner required by the Texas Business Corporation Act and by the constituent documents of the corporation.

TX008 - 9/03/03 C T System Online

Effective Date of Filing

☒A. This document will become effective when the document is filed by the secretary of state.

OR

☐B. This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a false or fraudulent document.

/s/ Ellis D. Reiter, Jr.	August 26, 2005
Signature of Authorized Officer	Date
Ellis D. Reiter, Jr., Executive Vice President & Asst. Secretary

TX008 - 9/03/03 C T System Online

Form 503 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use.

Assumed Name

The assumed name under which the business or professional service is, or is to be, conducted or rendered is: CBRE Melody Capital Markets

Entity Information

The name of the entity filing the assumed name is:

CBRE Melody & Company

State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

☐ Other
Specify type of entity if there is no check box applicable.

The file number, if any, issued to the filing entity by the secretary of state is:	0042450700

The state, country, or other jurisdiction of formation is:	Texas

The registered or similar office of the entity in the jurisdiction of formation is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☒ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:

CT Corporation System, 350 N. St. Paul Street, Dallas, TX 75201

The address of the principal office of the entity (if not the same as the registered office) is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☐ The entity is not required to maintain a registered office and agent in Texas. Its office address inTexas is:

Form 503

TX022 - 01/13/2006 C T System Online

☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:

The office address of the entity is:

Period of Duration

☒ The period during which the assumed name will be used 10 years from the date of filing with the secretary of state.

OR

☐ The period during which the assumed name will be used is          years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ The assumed name will be used until                                      (not to exceed 10 years).

                                                                         mm/dd/yyyy

County or Counties in which Assumed Name Used

The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:      April 10, 2008

/s/ Bill R. Frazer

Bill R. Frazer, Executive Vice President
Signature and title of authorized person(s) (see instructions)

Form 503

TX022 - 01/13/2006 C T System Online

Form 503 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 4635-555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use.

Assumed Name

The assumed name under which the business or professional service is, or is to be, conducted or rendered is:	CBRE Melody

Entity Information

The name of the entity filing the assumed name is:

CBRE Melody & Company

State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

☐ Other
Specify type of entity if there is no check box applicable.

The file number, if any, issued to the filing entity by the secretary of state is:	0042450700

The state, country, or other jurisdiction of formation is:	Texas

The registered or similar office of the entity in the jurisdiction of formation is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☒ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:

CT Corporation System, 350 N. St. Paul Street, Dallas, TX 75201

The address of the principal office of the entity (if not the same as the registered office) is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in Texas is:

Form 503

TX022 - 01/13/2006 C T System Online

☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:

The office address of the entity is:

Period of Duration

☒ The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ The period during which the assumed name will be used is          years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ The assumed name will be used until                                      (not to exceed 10 years).

                                                                         mm/dd/yyyy

County or Counties in which Assumed Name Used

The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:      April 10, 2008

/s/ Bill R. Frazer

Bill R. Frazer, Executive Vice President
Signature and title of authorized person(s) (see instructions)

Form 503

TX022 - 01/13/2006 C T System Online

Form 503 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use.

Assumed Name

The assumed name under which the business or professional service is, or is to be, conducted or rendered is:	CBRE Capital Markets

Entity Information

The name of the entity filing the assumed name is:

CBRE Melody & Company

State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

☐ Other
Specify type of entity if there is no check box applicable.

The file number, if any, issued to the filing entity by the secretary of state is:	0042450700

The state, country, or other jurisdiction of formation is:	Texas

The registered or similar office of the entity in the jurisdiction of formation is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☒ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:

CT Corporation System, 350 N. St. Paul Street, Dallas, TX 75201

The address of the principal office of the entity (if not the same as the registered office) is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in Texas is:

Form 503

TX022 - 01/13/2006 C T System Online

☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:

The office address of the entity is:

Period of Duration

☒ The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ The period during which the assumed name will be used is          years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ The assumed name will be used until                                      (not to exceed 10 years).

                                                                         mm/dd/yyyy

County or Counties in which Assumed Name Used

The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:      April 10, 2008

/s/ Bill R. Frazer

Bill R. Frazer, Executive Vice President
Signature and title of authorized person(s) (see instructions)

Form 503

TX022 - 01/13/2006 C T System Online

Form 503 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512-463-5555 FAX: 512-463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use.

Assumed Name

The assumed name under which the business or professional service is, or is to be, conducted or rendered is:	L.J. Melody & Company

Entity Information

The name of the entity filing the assumed name is:

CBRE Melody & Company

State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

☐ Other
Specify type of entity if there is no check box applicable.

The file number, if any, issued to the filing entity by the secretary of state is:	0042450700

The state, country, or other jurisdiction of formation is:	Texas

The registered or similar office of the entity in the jurisdiction of formation is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☒ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:

CT Corporation System, 350 N. St. Paul Street, Dallas, TX 75201

The address of the principal office of the entity (if not the same as the registered office) is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in Texas is:

Form 503

TX022 - 01/13/2006 C T System Online

☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:

The office address of the entity is:

Period of Duration

☒ The period during which the assumed name will be used 10 years from the date of filing with the secretary of state.

OR

☐ The period during which the assumed name will be used is          years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ The assumed name will be used until                                      (not to exceed 10 years).

                                                                         mm/dd/yyyy

County or Counties in which Assumed Name Used

The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:      April 10, 2008

/s/ Bill R. Frazer

Bill R. Frazer, Executive Vice President
Signature and title of authorized person(s) (see instructions)

Form 503

TX022 - 01/13/2006 C T System Online

Form 503 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use.

Assumed Name

The assumed name under which the business or professional service is, or is to be, conducted or rendered is:	L. J. Melody

Entity Information

The name of the entity filing the assumed name is:

CBRE Melody & Company

State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

☐ Other
Specify type of entity if there is no check box applicable.

The file number, if any, issued to the filing entity by the secretary of state is:	0042450700

The state, country, or other jurisdiction of formation is:	Texas

The registered or similar office of the entity in the jurisdiction of formation is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☒ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:

CT Corporation System, 350 N. St. Paul Street, Dallas, TX 75201

The address of the principal office of the entity (if not the same as the registered office) is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in Texas is:

Form 503

TX022 - 01/13/2006 C T System Online

☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:

The office address of the entity is:

Period of Duration

☒ The period during which the assumed name will be used 10 years from the date of filing with the secretary of state.

OR

☐ The period during which the assumed name will be used is          years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ The assumed name will be used until                                      (not to exceed 10 years).

                                                                         mm/dd/yyyy

County or Counties in which Assumed Name Used

The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:      April 10, 2008

/s/ Bill R. Frazer

Bill R. Frazer, Executive Vice President
Signature and title of authorized person(s) (see instructions)

Form 503

TX022 - 01/13/2006 C T System Online

Form 404 (revised 9/05)	Articles of Amendment Pursuant to Article 4.04, Texas Business Corporation Act	This space reserved for office use.
Return in duplicate to: Secretary of State P.O. Box 13697
Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: $150

Article 1 – Name

The name of the corporation is as set forth below:

CBRE Melody & Company

State the name of the entity as it is currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name in Article 1.

The filing number issued to the corporation by the secretary of state is:	0042450700

Article 2—Amended Name

(If the purpose of the articles of amendment is to change the name of the corporation, then use the following statement)

The amendment changes the articles of incorporation to change the article that names the corporation. The article in the Articles of Incorporation is amended to read as follows:

The name of the corporation is (state the new name of the corporation below)

CBRE Capital Markets, Inc.

The name of the entity must contain an organizational designation or accepted abbreviation of such term. The name must not be the same as, deceptively similar to, or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for “name availability” is recommended.

Article 3 – Amendment to Registered Agent/Registered Office

The amendment changes the articles of incorporation to change the article stating the registered agent and the registered office address of the corporation. The article is amended to read as follows:

Registered Agent of the Corporation

(Complete either A or B, but not both. Also complete C.)

☐  A. The registered agent is an organization (cannot be corporation named above) by the name of:

OR

☐  B. The registered agent is an individual resident of the state whose name is set forth below.

First Name	MI	Last Name	Suffix

Registered Office of the Corporation (Cannot be a P.O. Box.)

C. The business address of the registered agent and the registered office address is:
Street Address	City	State	Zip Code

TX

Form 404

TX008 - 09/12/2005 C T System Online

Article 4 – Other Altered, Added, or Deleted Provisions

Other changes or additions to the articles of incorporation may be made in the space provided below. If the space provided is insufficient to meet your needs, you may incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

Article 5—Statement of Approval

The amendments to the articles of incorporation have been approved in the manner required by the Texas Business Corporation Act and by the constituent documents of the corporation.

Effectiveness of Filing

A. ☒ This document will become effective when the document is filed by the secretary of state.

OR

B. ☐ This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a false or fraudulent document.

March 9, 2009

          Date

/s/ Laurence H. Midler
Signature of Authorized Officer
Laurence H. Midler, Executive Vice President

Form 404

TX008 - 09/12/2005 C T System Online

COMMERCIAL REAL ESTATE SERVICES

CBRE Capital Corporation

Scott Potter Chief Financial Officer	2800 Post Oak Boulevard Suite 2100 Houston, TX 77056

CBRE Capital Corporation	713 787 1941 Tel 713 787 1997 Fax 214 616 6530 Cell

March 4, 2009	scott.potter@cbrecapitalcorp.com

Office of the Secretary of State

James Earl Rudder Office Building

1019 Brazos

Austin, TX 78701

Re:	Consent to Use of Name

Dear Sir/ Madam:

CBRE Capital Corporation, a corporation organized and existing under the laws of the State of Delaware and qualified to transact business in the State of Texas on December 20, 2005, hereby consents to the name change CBRE Melody & Company, a Texas corporation to CBRE Capital Markets, Inc. in the State of Texas.

CBRE Capital Corporation

/s/ Scott Potter
By:	Scott Potter
Its:	Chief Financial Officer and Director

Form 503 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use.

Assumed Name

The assumed name under which the business or professional service is, or is to be, conducted or rendered is:	CBRE Melody & Company

Entity Information

The name of the entity filing the assumed name is:

CBRE Capital Markets, Inc.

State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

☐ Other
Specify type of entity if there is no check box applicable.

The file number, if any, issued to the filing entity by the secretary of state is:	0042450700

The state, country, or other jurisdiction of formation is:	Texas

The registered or similar office of the entity in the jurisdiction of formation is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☒ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:

CT Corporation System, 350 N. St. Paul Street, Dallas, TX 75201

The address of the principal office of the entity (if not the same as the registered office) is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in Texas is:

Form 503

TX022 - 01/13/2006 C T System Online

☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:

The office address of the entity is:

Period of Duration

☒ The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ The period during which the assumed name will be used is          years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ The assumed name will be used until                                      (not to exceed 10 years).

                                                                         mm/dd/yyyy

County or Counties in which Assumed Name Used

The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:      April 13, 2009

/s/ Bill R. Frazer

Bill R. Frazer, Executive Vice President
Signature and title of authorized person(s) (see instructions)

Form 503

TX022 - 01/13/2006 C T System Online

Form 503 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use.

Assumed Name

The assumed name under which the business or professional service is, or is to be, conducted or rendered is: CBRE Capital Markets Debt & Equity Finance

Entity Information

The name of the entity filing the assumed name is:

CBRE Capital Markets, Inc.

State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

☐ Other
Specify type of entity if there is no check box applicable.

The file number, if any, issued to the filing entity by the secretary of state is:	0042450700

The state, country, or other jurisdiction of formation is:	Texas

The registered or similar office of the entity in the jurisdiction of formation is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☒ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:

CT Corporation System, 350 N. St. Paul Street, Dallas, TX 75201

The address of the principal office of the entity (if not the same as the registered office) is:

2800 Post Oak Boulevard, Suite 2100, Houston, TX 77056

☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in Texas is:

Form 503

TX022 - 01/13/2006 C T System Online

☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:

The office address of the entity is:

Period of Duration

☒ The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ The period during which the assumed name will be used is          years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ The assumed name will be used until                                      (not to exceed 10 years).

                                                                         mm/dd/yyyy

County or Counties in which Assumed Name Used

The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:      April 13, 2009

/s/ Bill R. Frazer

Bill R. Frazer, Executive Vice President
Signature and title of authorized person(s) (see instructions)

Form 503

TX022 - 01/13/2006 C T System Online